                                    GATEWAY
                                INDEX PLUS FUND


                                     (LOGO)




                                                                   Annual Report
                                                                            1997



        (LOGO)

  THE GATEWAY TRUST
    P.O. BOX 5211
CINCINNATI, OH  45201-5211
    (800) 354-6339

================================================================================
GATEWAY INDEX PLUS FUND
Highlights at December 31, 1997
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL TOTAL RETURN
                                 ----------------------------------------------------
                         Past     One     Three     Five      Ten    Since Inception  Dividends        Price
                       Quarter    Year    Years    Years     Years     on 12/7/77     Year to Date    Per Share
                       -------    ----    -----    -----     -----     ----------     ------------    ---------
GATEWAY INDEX PLUS       3.26%   12.35%   11.30%      9.35%   11.82%      10.43%         $1.902        $18.85


S&P 500                  2.87    33.36    31.15      20.27    18.04

Lehman Gov't/
  Corp. Bond             3.21     9.75    10.43       7.61     9.15

U. S. Inflation (CPI)    0.60     2.02     2.63       2.66     3.44

                                               CUMULATIVE TOTAL RETURN
                                -----------------------------------------------------
                         Past     One     Three     Five        Ten   Since Inception
                       Quarter    Year    Years     Years      Years     on 12/7/77
                       -------    ----    -----     -----      -----     ----------
GATEWAY INDEX PLUS       3.26%   12.35%   37.88%     56.33%   205.56%     632.83%


S&P 500                  2.87    33.36   125.60     151.61    425.23

Lehman Gov't/
  Corp. Bond             3.21     9.75    34.67      44.30    139.98

U. S. Inflation (CPI)    0.60     2.02     8.09      14.03     40.22



PERFORMANCE DATA THROUGHOUT THIS REPORT REPRESENTS PAST PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

================================================================================
GATEWAY INDEX PLUS FUND
Letter from the Chairman
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that 1997 was yet another extraordinary year for the U.
S. financial markets. Blue chip stocks, particularly those owned by the Gateway Index Plus Fund, responded dramatically to advancing corporate profits, falling interest rates, full employment, and the impending disappearance of the annual federal budget deficit. Fixed income investments also responded favorably to the abundance of good financial news.

As interest rates declined throughout 1997, stocks advanced in price and risks escalated accordingly. Bond yields declined commensurately leaving risk-averse, income-oriented investors with fewer and fewer alternatives. The Gateway Index Plus Fund's low-risk, hedged equity portfolio proved itself as the alternative investment for stock investors wishing to reduce equity risk exposure and also for fixed income investors wishing to enhance their returns.

As the Gateway Index Plus Fund fulfilled the objectives of a wide variety of investors, its assets grew dramatically. This growth served to reduce the expense ratio from 1.14% as of December 31, 1996, to 1.07% as of December 31, 1997. Lower expenses benefit all shareholders. Your management continued to focus attention on expense reduction throughout the year.

The financial environment in the U.S. is still extraordinarily favorable. However, as 1997 drew to a close, new financial risks were appearing from Asia. The Gateway management team will continue to utilize hedging strategies to provide worthwhile tax-favored returns and to control the risk factors that are always present in our financial markets. We look forward with enthusiasm to 1998.

Cordially,

/s/ WALTER G. SALL
------------------
    Walter G. Sall
    Chairman

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

By most measures, the stock market had another terrific year of performance in 1997. For the twelve months ended December 31, 1997, the S&P 500 Stock Index produced a total return of 33.36%, whereas the Dow Jones Industrial Average produced a total return of 24.99%. Even seasoned professionals were surprised by the continued strength of U.S. equity markets, after equally impressive years in 1995 and 1996. Many Wall Street research firms have concluded that the past three years have produced the highest performance of all time!

Unlike 1995 and 1996, this past year saw the return of market volatility. It has become routine to witness the Dow Jones Industrial Average up or down 100 points in a single day. The dramatic differences of the monthly performance of the S&P 500 during 1997, as shown below, are indicative of this heightened volatility.


                                     S&P 500
                       JANUARY 1, 1997 - DECEMBER 31, 1997

Jan-97   6.25%
Feb-97   0.78%
Mar-97  (4.11)%
Apr-97   5.97%
May-97   6.09%
Jun-97   4.48%
Jul-97   7.96%
Aug-97  (5.60)%
Sep-97   5.48%
Oct-97  (3.34)%
Nov-97   4.63%
Dec-97   1.72%

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

However, our research team at Gateway believes that current volatility is historically quite normal. Our professionals analyzed daily performance of the overall market dating back to 1926 and the results show today's volatility is actually slightly below the long-term average.

Although an increase in volatility may cause concern for investors, we welcome this type of environment. As we have stated in earlier reports, the total return produced by the Index Plus Fund is dependent upon the amount of cash flow we generate from our hedging techniques. The amount of this cash flow will increase at higher levels of volatility. In other words, we expect a favorable environment for our strategy going forward. A more detailed explanation follows in the Effect of Call Options and Effect of Put Options sections.

The Fund's total return for the twelve months ended December 31, 1997, was 12.35%. At year end 1997, the board of trustees declared a capital gain distribution of $1.72 per share. All of this distribution qualified for the new 20% tax rate. Over the last three quarters of 1997, you can see the consistency of the Fund's results during an erratic market environment. The following tables also show how the marriage of the components of the Fund work together to produce this unique performance record.

---------------------------------------------------------------------------------------------
                                  GATEWAY INDEX PLUS FUND
                                            1997
---------------------------------------------------------------------------------------------
                                           1ST QTR.     2ND QTR.     3RD QTR.     4TH QTR.
---------------------------------------------------------------------------------------------
CONTRIBUTION OF STOCKS
    Performance of Stocks                     2.38%      16.87%         6.16%       0.61%
    Dividends Earned                          0.48        0.43          0.44        0.43
INTEREST EARNED                               0.07        0.05          0.05        0.06
CONTRIBUTIONS OF OPTIONS
    Effect of Call Options                   (0.72)     (11.12)        (2.12)       1.87
    Effect of Put Options                    (0.71)      (1.66)        (1.02)       0.60
EFFECT OF FEES
    Fund Expenses                            (0.27)      (0.27)        (0.27)      (0.26)
    Brokerage Commissions                    (0.04)      (0.06)        (0.10)      (0.05)
---------------------------------------------------------------------------------------------
        TOTAL RETURN                          1.19%       4.24%         3.14%       3.26%
---------------------------------------------------------------------------------------------

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                     GATEWAY INDEX PLUS FUND
-------------------------------------------------------------------------------------------------
                               1989     1990     1991     1992    1993    1994     1995     1996
-------------------------------------------------------------------------------------------------
  CONTRIBUTION OF STOCKS
      Performance of Stocks    24.81%  (5.74%)  24.18%   2.87%   8.27%   (0.19%)   33.02%   21.61%
      Dividends Earned          4.01    3.63     3.25    2.90    2.51     2.80      2.53     2.17
  INTEREST EARNED               0.12    0.29     0.33    0.19    0.07     0.03      0.17     0.17
  CONTRIBUTIONS OF OPTIONS
      Effect of Call Options   (7.68)   8.85    (7.66)   4.24    1.48     4.19    (21.48)   (9.91)
      Effect of Put  Options    0.00    4.94    (0.72)  (3.58)  (3.68)    0.00     (1.91)   (2.21)
  EFFECT OF FEES
      Fund Expenses            (1.50)  (1.33)   (1.22)  (1.11)  (1.11)   (1.21)    (1.19)   (1.14)
      Brokerage Commissions    (0.31)  (0.32)   (0.36)  (0.36)  (0.14)   (0.05)    (0.10)   (0.16)
--------------------------------------------------------------------------------------------------
        TOTAL RETURN           19.45%  10.32%   17.80%   5.15%   7.40%    5.57%    11.04%   10.53%
--------------------------------------------------------------------------------------------------


STOCKS: The Fund's portfolio is indexed to the S&P 100 Index, a diversified mix of large blue chip companies. This index has historically behaved similarly to the better-known S&P 500. As of December 31, 1997, the top ten holdings were:

------------------------------------------------------------------------------------------
                                  GATEWAY INDEX PLUS FUND
                                      TOP TEN HOLDINGS
------------------------------------------------------------------------------------------
                       STOCKS                          AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------------------------------------------
   General Electric Company                                        7.18%
   The Coca-Cola Company                                           4.94%
   Microsoft Corp.                                                 4.63%
   Exxon Corporation                                               4.52%
   Merck & Co., Inc.                                               3.83%
   Intel Corporation                                               3.42%
   International Business Machines Corporation                     3.07%
   AT&T                                                            2.97%
   Bristol-Myers Squibb Company                                    2.82%
   Wal-Mart Stores, Inc.                                           2.67%
------------------------------------------------------------------------------------------

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

DIVIDENDS: The recent trend of falling dividend yields continued in 1997. This is a direct result of the tremendous rise in stock prices in the Fund's portfolio.

INTEREST EARNED: The objective of the Index Plus Fund is to remain fully invested in its stated strategy. Therefore, this contribution of performance is minimal.

EFFECT OF CALL OPTIONS: We often describe this component as the "rent" we charge others to use the Fund's assets (i.e., its stock portfolio). In order to determine the amount of cash flow received from rent during a period of positive stock performance, simply add "Performance of Stocks" to "Effect of Call Options" in the tables shown on pages 4 and 5. In a period of negative stock performance, this cash flow will be simply the number shown for "Effect of Call Options."

EFFECT OF PUT OPTIONS: We view buying put options on the Fund's portfolio of stocks in the same manner as purchasing a homeowner's insurance policy. These options serve as a measure of protection from a significant decline in the stock market in a short period of time. Any time this "insurance" is not necessary, it is a cost equal to the total amount paid in premiums. Even though the stock market produced a positive number for the fourth quarter of 1997, the Fund received a positive benefit from owning put options. This is due to the dramatic October sell-off which enabled the Fund to "collect a claim" for a portion of the damage done to its portfolio.

FUND EXPENSES: As Walter Sall points out on page 2, the expense ratio has been falling due to an increase in the size of the Fund.

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

BROKERAGE COMMISSIONS: Many mutual fund investors may not realize that brokerage commissions are not included in the total expense ratio. However they are a cost and therefore should be considered in determining the total expense structure of a fund. Since the Index Plus Fund is a "buy and hold" investor in its stock portfolio, the Fund's commission costs are quite low in comparison to most equity funds.

To all of our shareholders, thank you for supporting our efforts over the years. Many of you have been shareholders since 1977! We look forward to another twenty years of providing excellent service.


/s/ J. PATRICK ROGERS, CFA
--------------------------
    J. Patrick Rogers, CFA
    Portfolio Manager

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES  3.78%
      51,500         Chrysler Corporation                                                     $  1,812,156
      91,200         Ford Motor Company                                                          4,440,300
      55,700         General Motors Corporation                                                  3,378,553
                                                                                              ------------
                                                                                                 9,631,009
                                                                                              ------------
                     CONSUMER STAPLES  8.37%
      10,100         Avon Products, Inc.                                                           620,203
      22,600         Colgate-Palmolive Company                                                   1,661,100
      28,200         Heinz (H. J.) Company                                                       1,434,675
     116,800         PepsiCo, Inc.                                                               4,255,900
       8,100         Ralston Purina Company                                                        753,047
     189,300         The Coca-Cola Company                                                      12,612,113
                                                                                              ------------
                                                                                                21,337,038
                                                                                              ------------
                     ENERGY  10.82%
      37,500         Amoco Corporation                                                           3,193,359
      24,500         Atlantic Richfield Co.                                                      1,963,063
      12,900         Baker Hughes Incorporated                                                     562,763
     188,900         Exxon Corporation                                                          11,552,498
      19,400         Halliburton Company                                                         1,006,981
      60,000         Mobil Corporation                                                           4,331,250
      25,300         Occidental Petroleum Corporation                                              740,816
      37,800         Schlumberger Limited                                                        3,044,081
       8,100         The Coastal Corporation                                                       501,694
      24,200         The Williams Companies, Inc.                                                  687,431
                                                                                              ------------
                                                                                                27,583,936
                                                                                              ------------
                     FINANCE  10.67%
      35,800         American Express Company                                                    3,197,388
      19,000         American General Corp.                                                      1,027,781
      53,500         American International Group, Inc.                                          5,816,453
      53,300         BankAmerica Corporation                                                     3,890,900
       5,600         CIGNA Corporation                                                             969,325
      35,000         Citicorp                                                                    4,424,219
      22,600         First Chicago NBD Corporation                                               1,887,100
      25,300         Merrill Lynch & Co., Inc.                                                   1,845,319
      54,300         NationsBank Corporation                                                     3,302,119
       9,000         The Hartford Financial Services Group, Inc.                                   842,344
                                                                                              ------------
                                                                                                27,202,948
                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     HEALTH  10.94%
      21,300         Baxter International Inc.                                                $  1,074,984
      76,100         Bristol-Myers Squibb Company                                                7,200,963
      49,950         Columbia/HCA Healthcare Corporation                                         1,481,330
     101,600         Johnson & Johnson                                                           6,689,725
       5,600         Mallinckrodt Inc.                                                             212,625
      92,200         Merck & Co., Inc.                                                           9,796,250
      38,800         Pharmacia & Upjohn                                                          1,423,475
                                                                                              ------------
                                                                                                27,879,352
                                                                                              ------------
                     INDUSTRIAL CYCLICALS  12.26%
      13,447         Allegheny Teledyne Incorporated                                               348,361
      13,300         Aluminum Company of America                                                   936,403
       8,100         Bethlehem Steel Corporation *                                                  70,116
       4,200         Boise Cascade Corporation                                                     126,919
       7,600         Brunswick Corporation                                                         230,138
       7,300         Champion International Corporation                                            330,781
      86,300         DuPont (E. I.) de Nemours and Company                                       5,186,091
      24,900         Eastman Kodak Company                                                       1,513,453
       6,400         Fluor Corporation                                                             239,200
       4,800         General Dynamics Corporation                                                  414,900
      79,400         Hewlett-Packard Company                                                     4,962,500
      11,200         Homestake Mining Company                                                       99,050
       8,300         International Flavors & Fragrances Inc.                                       427,191
      23,100         International Paper Company                                                   996,909
      31,700         Minnesota Mining and Manufacturing                                          2,603,363
      45,000         Monsanto Company                                                            1,891,406
       3,500         Polaroid Corporation                                                          170,625
      15,900         Rockwell International Corporation                                            831,272
       7,200         The Black & Decker Corporation                                                281,025
      76,452         The Boeing Company                                                          3,743,759
      17,400         The Dow Chemical Company                                                    1,767,188
      13,300         Unisys Corporation                                                            184,538
      18,000         United Technologies Corporation                                             1,310,625
      15,200         Weyerhaeuser Company                                                          747,175
      24,800         Xerox Corporation                                                           1,831,325
                                                                                              ------------
                                                                                                31,244,313
                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     RETAIL  4.34%
      37,200         Kmart Corporation *                                                      $    428,963
      29,900         Sears, Roebuck and Co.                                                      1,352,975
       8,100         Tandy Corporation                                                             312,609
      20,700         The Limited, Inc.                                                             527,203
      17,800         The May Department Stores Company                                             937,281
      21,800         Toys "R" Us, Inc. *                                                           684,656
     172,900         Wal-Mart Stores, Inc.                                                       6,818,744
                                                                                              ------------
                                                                                                11,062,431
                                                                                              ------------
                     SERVICES  4.30%
      11,900         Burlington Northern Santa Fe Corporation                                    1,106,328
       5,600         Delta Air Lines, Inc.                                                         666,575
       8,800         Federal Express Corporation *                                                 537,625
       7,700         Harrah's Entertainment, Inc. *                                                144,856
      52,500         McDonald's Corporation                                                      2,506,875
      28,800         Norfolk Southern Corporation                                                  886,500
      51,500         The Walt Disney Company                                                     5,101,719
                                                                                              ------------
                                                                                                10,950,478
                                                                                              ------------
                     TECHNOLOGY  23.54%
      16,800         AMP, Incorporated                                                             706,125
       6,200         Ceridian Corporation *                                                        284,425
      76,650         Cisco Systems, Inc. *                                                       4,278,028
       5,900         Computer Sciences Corporation *                                               492,466
      11,700         Digital Equipment Corporation *                                               432,900
     249,900         General Electric Company                                                   18,336,413
       6,100         Harris Corporation                                                            279,838
       9,700         Honeywell Inc.                                                                665,359
     124,600         Intel Corporation                                                           8,749,256
      75,000         International Business Machines Corporation                                 7,839,844
      91,500         Microsoft Corp. *                                                          11,823,516
      11,100         National Semiconductor Corporation *                                          287,213
      20,000         Northern Telecom Limited                                                    1,780,625
      74,825         Oracle Corporation *                                                        1,667,195
      18,000         Raytheon Co. Class B Stock                                                    908,487
       3,750         Tektronix, Inc.                                                               148,711
      29,200         Texas Instruments, Incorporated                                             1,313,088
                                                                                              ------------
                                                                                                59,993,489
                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     UTILITIES  8.55%
      14,400         American Electric Power Company, Inc.                                    $    742,950
      42,000         Ameritech Corporation                                                       3,383,625
     124,000         AT&T                                                                        7,595,000
      59,268         Bell Atlantic Corporation                                                   5,389,684
      18,400         Entergy Corporation                                                           550,850
      52,800         MCI Communications Corporation                                              2,262,150
      52,300         Southern Company                                                            1,349,994
      16,500         Unicom Corporation                                                            506,859
                                                                                              ------------
                                                                                                21,781,112
                                                                                              ------------

                     TOTAL COMMON STOCKS 97.57%                                               $248,666,106
                     (cost $205,365,019)                                                      ------------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Contracts                                                                                     Value
----------------------------------------------------------------------------------------------------------
                     PUT OPTION ON THE STANDARD & POOR'S 100 STOCK INDEX 0.53%
         1,354       expiring January 16, 1998                                                $    131,176
                     (cost $1,339,879)

                     REPURCHASE AGREEMENT 5.13%
                     5.5% repurchase agreement dated December 31, 1997 with Star
                     Bank, N.A., due January 2, 1998 (repurchase proceeds
                     $13,080,996) collateralized by 7.0% GNMA Pool #8359,
                     maturity January 20, 2024 with face value $13,820,000
                     and market value $14,126,631                                               13,077,000
                                                                                              ------------

                     TOTAL INVESTMENTS AND REPURCHASE AGREEMENT 102.74%                        261,874,282
                                                                                              ------------

                     CALL OPTIONS OUTSTANDING ON THE
                        STANDARD & POOR'S 100 STOCK INDEX **
          (940)      expiring January 16, 1998 at 425                                           (3,525,000)
          (500)      expiring January 16, 1998 at 430                                           (1,643,750)
          (475)      expiring January 16, 1998 at 435                                           (1,347,811)
        (1,302)      expiring January 16, 1998 at 440                                           (3,092,250)
          (530)      expiring January 16, 1998 at 450                                             (821,500)
          (614)      expiring January 16, 1998 at 460                                             (552,600)
        (1,049)      expiring February 20, 1998 at 450                                          (2,399,589)
                                                                                              ------------
                     TOTAL CALL OPTIONS OUTSTANDING (5.25%)                                    (13,382,500)
                     (premiums received $13,140,520)                                          ------------

                     OTHER ASSETS AND LIABILITIES, NET 2.51%                                     6,966,396
                                                                                              ------------

                     NET ASSETS 100%                                                          $255,458,178
                                                                                              ============

                     *   Denotes a non-income producing security.
                     ** The aggregate value of investments that covers outstanding call options is $248,666,106.

                 See accompanying notes to financial statements

================================================================================
GATEWAY INDEX PLUS FUND
Statement of Assets and Liabilities - December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Common stocks, at value (original cost $205,365,019)                                        $248,666,106

Put option, at value (original cost $1,339,879)                                                  131,176

Repurchase agreement                                                                          13,077,000

Receivable for fund shares sold                                                                7,654,452

Dividend and interest receivable                                                                 416,847

Receivable for investments sold                                                                  174,295

Cash                                                                                              27,485

Other assets                                                                                      49,420
                                                                                            ------------
                                                                                             270,196,781
                                                                                            ------------


LIABILITIES:
Call options outstanding, at value
   (premiums received $13,140,520)                                                            13,382,500

Payable for fund shares redeemed                                                                  80,440

Dividends payable to shareholders                                                              1,228,185

Other accrued expenses and liabilities                                                            47,478
                                                                                            ------------
                                                                                              14,738,603
                                                                                            ------------

                                                                                            $255,458,178
NET ASSETS                                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital applicable to 13,552,107 shares outstanding                                 $211,940,193
   (unlimited number of shares authorized, no par value)

Undistributed net investment income                                                                1,130

Accumulated realized gain, net                                                                 1,666,451

Unrealized appreciation, net                                                                  41,850,404
                                                                                            ------------
                                                                                            $255,458,178
                                                                                            ============


NET ASSET VALUE, OFFERING, AND REDEMPTION                                                        $18.85
   PRICE PER SHARE                                                                               ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Statement of Operations - For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                                                                            $  3,858,056
Interest income                                                                                 510,617
                                                                                            -----------
                                                                                              4,368,673
                                                                                            -----------
EXPENSES:
Investment advisory and management fees                                                       1,530,637
Transfer agent and accounting fees                                                              490,970
Reports to shareholders                                                                         102,365
Professional fees                                                                                60,269
Custodian fees                                                                                   32,499
Registration fees                                                                                30,895
Trustees' fees                                                                                   30,686
Insurance expense                                                                                29,265
Other expenses                                                                                   62,385
                                                                                            -----------
                                                                                              2,369,971
                                                                                            -----------
NET INVESTMENT INCOME                                                                         1,998,702
                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investments:
     Securities                                                                              75,945,660
     Call options expired and closed                                                        (22,022,423)
     Put options expired and closed                                                          (4,894,317)
                                                                                            -----------

Net realized gain on investments                                                             49,028,920
                                                                                            -----------

Decrease in unrealized appreciation of investments:
   Securities                                                                               (23,940,439)
   Call options                                                                                (649,213)
   Put options                                                                                 (644,112)
                                                                                            -----------

Decrease in unrealized appreciation of investments                                          (25,233,764)
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                              23,795,156
                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $25,793,858
                                                                                            ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                                                1997           1996
                                                                            -------------  --------------
FROM OPERATIONS:
Net investment income                                                       $  1998,702    $  2,104,986
Net realized gain (loss) on investments                                      49,028,920      (1,994,977)
(Decrease) increase in unrealized appreciation of investments
                                                                            (25,233,764)     17,821,386
                                                                           ------------   -------------
Net increase in net assets resulting from operations
                                                                             25,793,858      17,931,395
                                                                           ------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                   (2,061,865)     (2,040,693)
From net realized gain on investments
                                                                            (20,835,710)             --
                                                                           ------------   -------------
Decrease in net assets from dividends and distributions
                                                                            (22,897,575)     (2,040,693)
                                                                           ------------   -------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                   146,834,992      71,436,839
Net asset value of shares issued in reinvestment of dividends and            21,418,015       1,698,283
distributions
Payments for shares redeemed                                               (110,053,937)    (70,882,651)
                                                                           ------------   -------------
Net increase in net assets from fund shares transactions                     58,199,070       2,252,471
                                                                           ------------   -------------

NET INCREASE IN NET ASSETS                                                   61,095,353      18,143,173

NET ASSETS:
Beginning of year                                                           194,362,825     176,219,652
                                                                           ------------   -------------
End of year, including undistributed net investment
   income of $1,130 and $64,293, respectively                              $255,458,178   $ 194,362,825
                                                                           ============   =============

FUND SHARE TRANSACTIONS:
Shares sold                                                                   7,585,872       4,045,402
Shares issued in reinvestment of dividends and distributions                  1,135,132          95,552
Less shares redeemed                                                         (5,688,892)     (4,043,930)
                                                                           ------------   -------------

NET INCREASE IN SHARES OUTSTANDING                                            3,032,112          97,024
                                                                           ============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY INDEX PLUS FUND
Financial Highlights - Per share data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                               Year ended December 31,
                                                1997         1996      1995 (1)      1994        1993
                                                ----         ----      --------      ----        ----
Net asset value, beginning of year               $18.48      $16.91       $15.48     $15.85      $15.51
                                                 ------      ------       ------     ------      ------

Net investment income                              0.18        0.21         0.24       0.26        0.26
Net gains on securities                            2.09        1.56         1.46       0.61        0.88
                                                 ------      ------       ------     ------      ------

  Total from investment operations                 2.27        1.77         1.70       0.87        1.14
                                                 ------      ------       ------     ------      ------

Dividends from net investment income              (0.18)      (0.20)       (0.24)     (0.27)      (0.26)
Distributions from capital gains                  (1.72)         --          --       (0.86)      (0.47)
Distributions in excess of realized capital
gains                                                --          --        (0.03)     (0.11)      (0.07)
                                                 ------      ------       ------     ------      ------
  Total distributions                             (1.90)      (0.20)       (0.27)     (1.24)      (0.80)
                                                 ------      ------       ------     ------      ------

Net asset value, end of year                     $18.85      $18.48       $16.91     $15.48      $15.85
                                                 ======      ======       ======     ======      ======

TOTAL RETURN                                      12.35%      10.53%       11.04%      5.57%       7.40%

Net assets, end of year (thousands)            $255,458    $194,363     $176,220   $164,651    $207,176

Ratio of expenses to average net assets            1.07%       1.14%        1.19%      1.21%       1.11%

Ratio of net investment income to average          0.90%       1.18%        1.51%      1.54%       1.58%
  net assets

Portfolio turnover rate                              82%         17%           5%         4%         17%

Average commission per share                    $0.0271     $0.0335           --(2)      --(2)       --(2)


(1) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.

(2) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of Gateway Index Plus Fund (the Fund) are included in this report. The investment objective of the Gateway Index Plus Fund is to achieve a high total return at a reduced level of risk. The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks in the S&P 100 Stock Index and by selling call options on that Index. The financial statements of Gateway Mid Cap Index Fund, Gateway Small Cap Index Fund, and Cincinnati Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION -- The Fund normally values common stocks and option contracts (both purchased and written) at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are recorded on the ex-dividend date and are declared and paid quarterly. Net realized capital gains, if any, are distributed to shareholders annually.

FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to the shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of common stock for tax purposes is $205,386,898 at December 31, 1997; gross unrealized appreciation is $47,394,168 and depreciation is $4,114,959.

Tax regulations require the Fund to assume that open option contracts are closed each year end and include the resulting calculated capital gain or loss in the determination of federal taxable income.

REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

2.    TRANSACTIONS WITH AFFILIATES
The Fund pays the Adviser a monthly investment advisory and management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the Fund, 0.70% of the next $50 million, and 0.60% of all such assets over $100 million.

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 1.50% of the average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund's expenses to that level.

The Adviser maintains the Fund's accounting records for a monthly fee of $4,000. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Fund reimburses the Adviser for the cost to provide these services subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1997, the Adviser held in a fiduciary capacity 3% of the outstanding shares of the Fund.

3.   SECURITIES TRANSACTIONS
For the year ended December 31, 1997, purchases of investment securities (excluding short-term investments) totaled $187,230,413 and proceeds from sales totaled $179,371,864.

The Fund may write (sell) call options on stock indexes for cash (that is, "the option premium") to enhance earnings on the portfolio securities. However, using these contracts limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. The Fund may also buy put options on stock indexes. The purchase of put options involves the risk of loss of all or part of the cash paid for the put options. The liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in the market value of the hedged portfolio. Similarly, the value of purchased put options increases to offset declines and decreases to offset rises in portfolio value. For the year ended December 31, 1997, transactions in written options were as follows:

                                      Number of Contracts       Premiums
                                      -------------------       --------
   Outstanding at December 31, 1996         2,622            $  5,903,814
   Options written                         36,102             100,770,108
   Options exercised                      (31,410)            (89,164,756)
   Options expired                         (1,904)             (4,368,646)
                                         --------            ------------
   Outstanding at December 31, 1997         5,410            $ 13,140,520
                                         ========            ============

================================================================================
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Gateway Index Plus Fund of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Index Plus Fund (one of the funds constituting THE GATEWAY TRUST) (an Ohio business trust) as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Index Plus Fund of The Gateway Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                             Arthur Andersen LLP
January 20, 1998

================================================================================
THE GATEWAY TRUST

--------------------------------------------------------------------------------




                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. Harrison
                                 Walter G. Sall
                              William H. Schneebeck

================================================================================


                               MORNINGSTAR AWARDS


                               (FOUR STARS HERE)


                                     Morningstar Rating.  Overall rating among
                                     2,332 domestic equity funds as of 12/31/97.


                                       TO

                            GATEWAY INDEX PLUS FUND


Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1997. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Gateway Index Plus Fund received three stars, three stars, and four stars for the three-, five-, and ten-year periods, respectively. Ten percent of the funds in a category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star. The Fund was rated among 2,332, 1,292, and 676 funds for the three-, five-, and ten-year periods respectively.


================================================================================

================================================================================



                                     GATEWAY
                                 MID CAP INDEX
                                      FUND




                                  Annual Report
                                      1997











--------------------------------------------------------------------------------

                               THE GATEWAY TRUST
                                 P. O. BOX 5211
                           CINCINNATI, OH 45201-5211
                                 (800) 354-6339

================================================================================

================================================================================
GATEWAY MID CAP INDEX FUND
Highlights at December 31, 1997
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURN
                                    --------------------------------------------------------------

                           Past        One       Three      Five        Ten        Since Inception       Dividends       Price
                          Quarter      Year      Years      Years      Years         on 9/30/92        Year to Date    Per Share
                          -------      ----      -----      -----      -----         ----------        ------------    ---------
GATEWAY MID CAP
   INDEX FUND                1.52%     25.03%     21.92%     12.58%       N/A          14.08%             $0.849         $15.13


S&P MidCap 400 Index         0.83      32.25      27.33      17.80      19.47

S&P 500                      2.87      33.36      31.15      20.27      18.04

U. S. Inflation (CPI)        0.60       2.02       2.63       2.66       3.44

                                                  CUMULATIVE TOTAL RETURN
                                    --------------------------------------------------

                           Past      One    Three     Five        Ten   Since Inception
                          Quarter    Year   Years     Years      Years    on 9/30/92
                          -------    ----   -----     -----      -----    ----------
GATEWAY MID CAP
   INDEX FUND               1.52%  25.03%   81.23%     80.86%      N/A       82.12%


S&P MidCap 400 Index        0.83   32.25   106.43     126.81    492.29

S&P 500                     2.87   33.36   125.60     151.61    425.23

U. S. Inflation (CPI)       0.60    2.02     8.09      14.03     40.22


PERFORMANCE DATA THROUGHOUT THIS REPORT REPRESENTS PAST PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

For the twelve months ending December 31, 1997, the Gateway Mid Cap Index Fund produced a total return of 25.03%. This compares to 33.36% for the Standard & Poor's 500 Stock Index over the same time period. The Standard & Poor's 500 Stock Index is commonly recognized as the standard of performance for large capitalization stocks. Smaller capitalization stocks, as represented by the Russell 2000 Index, delivered a total return of 22.36% during 1997.

The Mid Cap Index Fund invests in the 400 stocks represented in the S&P MidCap 400 Index. Similar to the more widely followed S&P 500 Index, the S&P MidCap 400 Index is a market capitalization weighted index. This portfolio is comprised of middle-sized companies with a median market capitalization of $3 million.

We purchase index put options for the Fund as a way to protect the portfolio should a significant decline occur in the market in a short period of time. If a decline does not occur, the cost of put options reduces the total return of the Fund. During the market downturn of this past October, the put options did mitigate some of the loss in the portfolio.

Sincerely,


/s/ J. PATRICK ROGERS, CFA
--------------------------
    J. Patrick Rogers, CFA
    Portfolio Manager

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                          Value
---------------------------------------------------------------------------------------------------------
                     AEROSPACE & EQUIPMENT  0.82%
         200         OEA, Inc.                                                               $      5,788
         100         Sequa Corporation                                                              6,513
         500         Sundstrand Corporation                                                        25,188
         300         Teleflex Incorporated                                                         11,334
         200         Thiokol Corporation                                                           16,256
                                                                                             ------------
                                                                                                   65,079
                                                                                             ------------
                     APPAREL  0.81%
         800         Cintas Corporation                                                            31,250
         400         Jones Apparel Group, Inc. *                                                   17,213
         500         The Warnaco Group, Inc.                                                       15,766
                                                                                             ------------
                                                                                                   64,229
                                                                                             ------------
                     AUTOMOBILES & PARTS  1.35%
         200         Arvin Industries, Inc.                                                         6,663
         200         Borg Warner Automotive Inc.                                                   10,400
         300         Federal-Mogul Corporation                                                     12,159
         400         Federal Signal Corporation                                                     8,638
       1,400         Harley Davidson, Inc.                                                         38,369
         600         Meritor Automotive, Inc.                                                      12,694
         300         Modine Manufacturing Company                                                  10,303
         300         Superior Industries International, Inc.                                        8,044
                                                                                             ------------
                                                                                                  107,270
                                                                                             ------------
                     BUILDING MATERIALS & CONSTRUCTION  0.48%
         300         Granite Construction Incorporated                                              6,900
         200         Jacobs Engineering Group Inc. *                                                5,081
         400         Martin Marietta Materials Inc.                                                14,625
         200         Southdown Inc.                                                                11,800
                                                                                             ------------
                                                                                                   38,406
                                                                                             ------------
                     BUSINESS SERVICES & SUPPLIES  3.21%
         675         Comdisco, Inc.                                                                22,570
         800         CompUSA Inc. *                                                                24,825
         600         Corrections Corp. of America                                                  22,275
         300         HealthCare COMPARE Corp. *                                                    15,459
         305         Information Resources, Inc. *                                                  4,098
         300         Kelly Services, Inc.                                                           9,019
         700         Manpower Inc.                                                                 24,653
         700         Medaphis Corp. *                                                               4,561
         500         Ogden Corporation                                                             14,094
         700         Olsten Corporation                                                            10,478
         912         Paychex, Inc.                                                                 46,341
         300         Pittston Brink's Group                                                        12,094
         750         Robert Half International Inc. *                                              29,766

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                          Value
---------------------------------------------------------------------------------------------------------
                     BUSINESS SERVICES & SUPPLIES - Continued
         300         Rollins, Inc.                                                           $      6,094
         500         Sotheby's Holdings, Inc.                                                       9,266
                                                                                             ------------
                                                                                                  255,593
                                                                                             ------------
                     CHEMICALS  3.14%
         600         Airgas, Inc. *                                                                 8,456
         600         Albemarle Corporation                                                         14,344
         200         BetzDearborn Inc.                                                             12,231
         140         BF Goodrich Co.                                                                5,801
         600         Cabot Corporation                                                             16,575
         600         Crompton & Knowles Corporation                                                15,919
         400         Cytec Industries Inc. *                                                       18,775
       1,100         Ethyl Corporation                                                              8,491
         300         Ferro Corporation                                                              7,294
         100         Fuller (H. B.) Company                                                         4,975
         300         Georgia Gulf Corporation                                                       9,197
         800         IMC Global Inc.                                                               26,225
         400         Lawter International, Inc.                                                     4,350
         500         Lubrizol Corporation                                                          18,438
         200         Minerals Technologies Inc.                                                     9,094
         400         Olin Corporation                                                              18,763
         400         Schulman (A.) Inc.                                                            10,100
       1,000         Solutia Inc.                                                                  26,719
         200         The Dexter Corporation                                                         8,644
         300         Wellman, Inc.                                                                  5,859
                                                                                             ------------
                                                                                                  250,250
                                                                                             ------------
                     COMPUTER SOFTWARE & PERIPHERALS  5.85%
         800         America Online, Inc. *                                                        71,350
         900         BMC Software, Inc. *                                                          59,006
       1,800         Cadence Design Systems, Inc. *                                                44,100
       1,600         Compuware Corporation *                                                       51,250
         500         Electronic Arts Inc. *                                                        18,922
         400         Fiserv, Inc. *                                                                19,700
         400         GTECH Holdings *                                                              12,800
       1,400         Informix Corporation *                                                         6,694
         600         Mentor Graphics Corporation *                                                  5,831
         600         Networks Associates Inc. *                                                    31,669
         200         Policy Management Systems Corp. *                                             13,906
         777         Sterling Commerce, Inc. *                                                     29,890
         404         Storage Technology Corporation *                                              25,073
         335         Structural Dynamics Research Corporation *                                     7,579
         800         SunGard Data Systems Inc.                                                     24,800

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                          Value
---------------------------------------------------------------------------------------------------------
                     COMPUTER SOFTWARE & PERIPHERALS - Continued
         500         Symantec Corporation *                                                   $    11,047
         300         Symbol Technologies, Inc. *                                                   11,325
         600         SynOpsys Inc. *                                                               21,413
                                                                                              -----------
                                                                                                  466,355
                                                                                              -----------
                     ELECTRONICS & COMPUTERS  7.56%
       1,100         ADC Telecommunications, Inc. *                                                45,994
         800         Altera Corporation *                                                          26,525
         800         American Power Conversion Corporation *                                       18,950
       1,366         Analog Devices, Inc. *                                                        37,778
         800         Arrow Electronics, Inc. *                                                     25,975
         900         Atmel Corp. *                                                                 16,734
         400         Avnet, Inc.                                                                   26,425
         600         Cirrus Logic, Inc. *                                                           6,394
         800         Cypress Semiconductor Corporation *                                            6,825
         600         Hubbell Incorporated                                                          29,606
         400         Imation Corp. *                                                                6,413
         700         Integrated Device Technology, Inc. *                                           6,606
         600         Lexmark International Group Inc. *                                            22,800
         600         Linear Technology Corporation                                                 34,538
         400         Litton Industries, Inc. *                                                     23,013
         200         MagneTek, Inc. *                                                               3,900
       1,000         Maxim Integrated Products *                                                   34,563
       1,327         Molex Incorporated                                                            42,547
         900         NCR CORP. *                                                                   25,088
       1,100         Quantum Corporation *                                                         22,103
         500         SCI Systems, Inc. *                                                           21,797
         700         Sensormatic Electronics Corporation *                                         11,484
         400         Sequent Computer Systems, Inc. *                                               8,025
       1,000         Solectron Corporation *                                                       41,563
         200         Stratus Computer, Inc. *                                                       7,569
         300         Varian Associates, Inc.                                                       15,159
         551         Vishay Intertechnology, Inc. *                                                13,000
         600         Xilinx, Incorporated *                                                        21,000
                                                                                              -----------
                                                                                                  602,374
                                                                                              -----------
                     ENERGY  6.41%
         300         BJ Services Company *                                                         21,581
       1,200         ENSCO International Incorporated *                                            40,125
       1,600         Global Marine Inc. *                                                          39,200
         800         Lyondell Petrochemical Company                                                21,225
         500         MAPCO Inc.                                                                    23,172
         400         Murphy Oil Corporation                                                        21,650

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     ENERGY - Continued
         900         Nabors Industries, Inc. *                                                $     28,294
         500         Noble Affiliates, Inc.                                                         17,625
       1,200         Noble Drilling Corp.                                                           36,675
         700         Parker Drilling Company *                                                       8,575
         600         Pioneer Natural Resources Company                                              17,344
         400         Quaker State Corporation                                                        5,713
         300         Questar Corporation                                                            13,359
       1,000         Ranger Oil Limited                                                              6,813
         600         Seagull Energy Corporation *                                                   12,338
         300         Smith International, Inc. *                                                    18,375
       1,300         Tosco Corporation                                                              49,197
         800         Transocean Offshore Inc.                                                       38,525
         706         Ultramar Diamond Shamrock Corporation                                          22,460
         500         Valero Energy Corporation                                                      15,719
         600         Varco International, Inc. *                                                    12,863
         453         Weatherford Enterra, Inc. *                                                    19,790
         500         Witco Corporation                                                              20,453
                                                                                              ------------
                                                                                                   511,071
                                                                                              ------------
                     FINANCE, INSURANCE & REAL ESTATE  18.25%
       1,200         AFLAC Incorporated                                                             61,425
         600         Ambac Financial Group Inc.                                                     27,619
         500         American Financial Group, Inc.                                                 20,188
         400         Associated Bancorporation                                                      22,075
         600         Capital One Financial Corp.                                                    32,475
         500         Charter One Financial, Inc.                                                    31,469
         400         City National Corporation                                                      14,763
         900         Crestar Financial Corporation                                                  51,300
       1,100         Dime Bancorp Inc.                                                              33,241
         800         Edwards (A.G.), Inc.                                                           31,800
         400         Finova Financial Trust                                                         19,913
         750         First of America Bank Corporation                                              57,867
         975         First Security Corporation                                                     40,889
         500         First Tennessee National Corporation                                           32,984
         450         First Virginia Banks, Inc.                                                     23,288
       1,200         Firstar Corporation                                                            50,925
       1,050         Franklin Resources, Inc.                                                       91,284
       1,100         Hibernia Corporation                                                           20,694
         200         HSB Group, Inc.                                                                11,038
         800         Marshall & Ilsley Corporation                                                  49,725
       1,050         Mercantile Bancorporation Inc.                                                 64,542
         600         Mercantile Bankshares Corporation                                              23,250

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     FINANCE, INSURANCE & REAL ESTATE - Continued
         900         Northern Trust Corporation                                               $     62,944
         800         Old Kent Financial Corp.                                                       31,800
         700         Old Republic International Corporation                                         25,988
         700         Oxford Health Plans Inc.                                                       10,872
         800         Pacific Century Financial Corp.                                                19,825
       1,200         PaineWebber Group Inc.                                                         41,700
       1,100         Provident Companies, Inc.                                                      42,522
       1,200         Regions Financial Corp.                                                        50,663
         800         SouthTrust Corporation                                                         50,700
         400         Stewart Enterprises Inc.                                                       18,675
       1,500         Summit Bancorp                                                                 79,734
         500         T. Rowe Price Associates, Inc.                                                 31,500
         800         TCF Financial Corporation                                                      27,175
         962         The Bear Stearns Companies Inc.                                                45,695
         300         The PMI Group, Inc.                                                            21,731
         300         Transatlantic Holdings, Inc.                                                   21,422
         600         Union Planters Corporation                                                     40,763
         300         Wilmington Trust Corporation                                                   18,619
                                                                                              ------------
                                                                                                 1,455,082
                                                                                              ------------
                     FOOD, BEVERAGE & TOBACCO  4.76%
       3,400         Coca-Cola Enterprises Inc.                                                    120,913
         300         Dean Foods Company                                                             17,822
         500         Dole Food Company, Inc.                                                        22,875
         200         Dreyer's Grand Ice Cream, Inc.                                                  4,850
         825         Flowers Industries, Inc.                                                       16,938
         700         Hormel Foods Corporation                                                       22,947
         800         IBP, Inc.                                                                      16,725
         200         International Multifoods Corporation                                            5,656
         600         Interstate Bakeries Corporation                                                22,369
         200         Lancaster Colony Corporation                                                   11,363
         300         Lance, Inc.                                                                     7,950
         600         McCormick & Company, Incorporated                                              16,838
         700         Starbucks Corporation *                                                        26,884
         200         The Smucker (J. M.) Company                                                     4,725
       1,950         Tyson Foods Inc.                                                               39,853
         300         Universal Corporation                                                          12,347
         200         Universal Foods Corporation                                                     8,463
                                                                                              ------------
                                                                                                   379,518
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     HEALTH  7.06%
         300         Acuson Corporation *                                                     $      4,988
         500         Allegiance Corp.                                                               17,734
         500         Apria Healthcare Group Inc. *                                                   6,719
         100         ATL Ultrasound Inc. *                                                           4,613
         400         Bergen Brunswig Corporation                                                    16,838
       1,000         Beverly Enterprises, Inc.                                                      13,000
         600         Biogen, Inc. *                                                                 21,863
         400         Carter-Wallace, Inc.                                                            6,750
         600         Centocor, Inc. *                                                               20,025
       1,436         Chiron Corporation *                                                           24,457
         300         Concentra Managed Care Inc.                                                    10,106
         500         Covance Inc.                                                                    9,938
         100         Datascope Corp. *                                                               2,606
         400         Dentsply International Inc.                                                    12,363
         100         Diagnostic Products Corporation                                                 2,775
         300         Forest Laboratories, Inc. *                                                    14,794
       1,050         Foundation Health Systems, Inc.                                                23,527
         700         Genzyme Corporation *                                                          19,381
         350         Health Care & Retirement Corporation *                                         14,109
       1,500         Health Management Associates, Inc.                                             37,922
         600         Hillenbrand Industries                                                         30,731
       1,100         IVAX Corporation *                                                              7,356
         400         McKesson Corporation                                                           43,250
       1,000         Mylan Laboratories Inc.                                                        20,938
         600         NovaCare, Inc. *                                                                7,856
         700         Omnicare, Inc.                                                                 21,613
         370         PacifiCare Health Systems, Inc. *                                              19,437
         700         Perrigo Company *                                                               9,625
         600         Quorum Health Group, Inc.                                                      15,750
         200         Scherer (R. P.) Corporation *                                                  12,213
         800         Stryker Corporation                                                            29,800
         400         Sybron International Corporation                                               18,788
         600         Vencor, Inc. *                                                                 14,700
         800         Watson Pharmaceuticals Inc.                                                    26,100
                                                                                              ------------
                                                                                                   562,665
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     MACHINERY & RELATED PRODUCTS  0.80%
         500         ACNielsen Corporation *                                                  $     12,188
         600         Agco Corp.                                                                     17,588
         300         Flowserve Corp.                                                                 8,363
         200         Kennametal Inc.                                                                10,369
         100         Lawson Products, Inc. *                                                         2,994
         100         Nordson Corporation                                                             4,588
         300         Stewart & Stevenson Services, Inc.                                              7,688
                                                                                              ------------
                                                                                                    63,778
                                                                                              ------------
                     MINING & METALS  0.94%
         300         CalMat Co.                                                                      8,363
         100         Cleveland-Cliffs Inc.                                                           4,581
         200         Donaldson Company, Inc.                                                         9,019
         906         RPM, Inc.                                                                      13,986
         300         Vulcan Materials Company                                                       30,647
         300         Watts Industries, Inc.                                                          8,484
                                                                                              ------------
                                                                                                    75,080
                                                                                              ------------
                     MISCELLANEOUS  1.41%
         600         Callaway Golf Company                                                          17,138
         900         Circus Circus Enterprises, Inc. *                                              18,478
         200         GATX Corporation                                                               14,500
         400         Harsco Corporation                                                             17,238
       1,100         International Game Technology                                                  27,809
         900         Viad Corp.                                                                     17,522
                                                                                              ------------
                                                                                                   112,685
                                                                                              ------------
                     OTHER CONSUMER DURABLES  2.36%
         400         Albany International Corp.                                                      9,188
         700         Burlington Industries, Inc. *                                                   9,691
         200         Church & Dwight Co., Inc.                                                       5,619
         400         GenCorp Inc.                                                                    9,975
         400         Herman Miller, Inc.                                                            21,775
         300         HON INDUSTRIES, Inc.                                                           17,663
         800         Leggett & Platt Incorporated                                                   33,500
         100         NCH Corporation                                                                 6,556
         500         Premark International Inc.                                                     14,516
       1,300         Shaw Industries, Inc.                                                          15,113
         200         Stanhome Inc.                                                                   5,150
         900         The Dial Corporation                                                           18,731
         500         Unifi, Inc.                                                                    20,359
                                                                                              ------------
                                                                                                   187,836
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     OTHER INDUSTRIAL CYCLICALS  4.89%
         400         Alexander & Baldwin, Inc.                                                $     10,988
         500         Alumax, Inc.                                                                   16,984
         100         Brush Wellman Inc.                                                              2,456
         300         Carlisle Companies Incorporated                                                12,825
       1,093         Clayton Homes, Inc.                                                            19,708
         500         Danaher Corporation                                                            31,563
         575         Diebold, Incorporated                                                          29,109
         300         Fastenal Company                                                               11,531
         400         First Brands Corporation                                                       10,800
         450         Hanna (M. A.) Company                                                          11,363
         200         Kaydon Corporation                                                              6,550
         494         Mark IV Industries, Inc.                                                       10,822
         100         MAXXAM Inc. *                                                                   4,375
         300         Newport News Shipbuilding Inc. *                                                7,641
       1,400         Office Depot, Inc. *                                                           33,513
       1,200         OfficeMax, Inc. *                                                              17,100
         300         Overseas Shipholding Group, Inc.                                                6,563
         400         Sealed Air Corporation *                                                       24,700
       1,450         Staples, Inc. *                                                                40,328
         200         Tecumseh Products Company                                                       9,788
         300         The Standard Register Company                                                  10,434
         500         Tidewater Inc.                                                                 27,594
         900         US Office Products Co.                                                         17,550
         400         York International Corporation                                                 15,838
                                                                                              ------------
                                                                                                   390,123
                                                                                              ------------
                     PAPER & FOREST PRODUCTS  1.74%
         300         Bowater Incorporated                                                           13,331
         200         Chesapeake Corporation                                                          6,894
         400         Consolidated Papers, Inc.                                                      21,338
         800         Georgia Pacific Corp. Timber Group                                             18,225
         400         Glatfelter (P. H.) Co.                                                          7,425
         500         Longview Fibre Company                                                          7,625
         300         Pentair, Inc.                                                                  10,800
         200         Rayonier Inc.                                                                   8,494
         840         Sonoco Products Company                                                        29,164
         600         Unisource Worldwide Inc.                                                        8,588
         320         Wausau Mosinee Paper Corp. *                                                    6,520
                                                                                              ------------
                                                                                                   138,404
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                          Value
---------------------------------------------------------------------------------------------------------
                     PRECISION INSTRUMENTS  0.48%
         300         AMETEK, Inc.                                                             $      8,128
         200         Beckman Instruments, Inc.                                                       8,013
         700         Teradyne, Inc. *                                                               22,400
                                                                                              ------------
                                                                                                    38,541
                                                                                              ------------
                     RETAIL  4.62%
         600         Barnes and Noble Inc.                                                          20,025
         600         Bed Bath and Beyond Inc. *                                                     23,063
         400         Best Buy Co., Inc. *                                                           14,800
         300         BJs Wholesale Club Inc.                                                         9,394
         450         Claire's Stores, Inc.                                                           8,747
         681         Consolidated Stores Corporation *                                              29,921
       1,015         Dollar General Corporation                                                     36,825
         750         Family Dollar Stores, Inc.                                                     21,984
         400         Fingerhut Companies, Inc.                                                       8,563
         400         Fred Meyer, Inc. *                                                             14,538
         700         General Nutrition Companies, Inc.                                              23,297
         400         Hannaford Bros. Co.                                                            17,338
         500         Heilig-Meyers Company                                                           6,000
         700         Kohl's Corporation *                                                           47,688
         300         Lands' End, Inc. *                                                             10,528
         200         Mac Frugal's Bargainso Close-outs Inc. *                                        8,231
         300         Micro Warehouse, Inc. *                                                         4,191
         300         Nine West Group Inc. *                                                          7,781
         300         Payless ShoeSource, Inc. *                                                     20,128
         400         Ruddick Corporation                                                             6,950
       1,000         Service Merchandise Company, Inc. *                                             2,156
         300         Tiffany & Co.                                                                  10,819
         700         Viking Office Products, Inc. *                                                 15,378
                                                                                              ------------
                                                                                                   368,345
                                                                                              ------------
                     SERVICES  6.51%
         200         Airborne Freight Corporation                                                   12,419
         100         Alaska Air Group, Inc. *                                                        3,869
         300         Arnold Industries, Inc.                                                         5,100
         300         ASA Holdings, Inc.                                                              8,541
         300         Banta Corporation                                                               8,194
         500         Belo (A. H.) Corporation Class A                                               28,016
         400         Bob Evans Farms, Inc.                                                           8,875
         700         Brinker International, Inc. *                                                  11,244
         400         Buffets, Inc. *                                                                 3,775
         300         Calgon Carbon Corporation                                                       3,272
         218         Chris-Craft Industries, Inc. *                                                 11,404

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     SERVICES - Continued
         400         CNF Transportation Inc.                                                  $     15,350
         500         Cracker Barrel Old Country Store, Inc.                                         16,750
         100         Gibson Greetings, Inc. *                                                        2,200
         300         Houghton Mifflin Company                                                       11,541
         300         Hunt (J. B.) Transport Services, Inc.                                           5,644
         500         Illinois Central Corporation                                                   17,031
         200         International Dairy Queen, Inc. *                                               5,363
         900         Kansas City Southern Industries, Inc.                                          28,491
         400         Lee Enterprises, Incorporated                                                  11,838
         400         Lone Star Steakhouse & Saloon, Inc. *                                           7,025
         200         Media General, Inc.                                                             8,363
       1,400         Omnicom Group Inc.                                                             59,238
         400         Outback Steakhouse, Inc. *                                                     11,575
         370         Promus Hotel Corporation *                                                     15,482
         700         Reynolds and Reynolds Company                                                  12,928
         200         Sbarro, Inc.                                                                    5,269
         100         Scholastic Corporation *                                                        3,769
         200         TCA Cable TV, Inc.                                                              9,263
         100         The Washington Post Company                                                    48,620
         400         Trinity Industries, Inc.                                                       17,850
         700         United States Filter Corp.                                                     21,000
       1,400         USA Waste Services, Inc. *                                                     55,038
         400         Wallace Computer Services, Inc.                                                15,538
         400         Wisconsin Central Transportation                                                9,375
                                                                                               ------------
                                                                                                   519,250
                                                                                              ------------
                     STEEL & IRON  0.62%
         400         AK Steel Holding Corporation                                                    7,063
         200         Carpenter Technology Corporation                                                9,625
         200         Oregon Steel Mills, Inc.                                                        4,281
         200         Precision Castparts Corp.                                                      12,131
         400         Ucar International Inc.                                                        15,963
                                                                                              ------------
                                                                                                    49,063
                                                                                              ------------
                     UTILITIES  13.42%
       1,100         360(degree)Communications Company *                                            22,138
       1,400         AES Corporation *                                                              65,275
         500         AGL Resources Inc.                                                             10,234
         400         Aliant Communications Inc.                                                     12,675
       1,100         Allegheny Energy Inc.                                                          35,681
         700         American Water Works Company, Inc.                                             19,163
         500         Atlantic Energy Inc.                                                           10,609
         100         Black Hills Corporation                                                         3,531

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     UTILITIES - Continued
         600         California Energy Company *                                              $     17,269
         200         Central Louisiana Electric Company, Inc.                                        6,475
         400         Central Maine Power Company                                                     6,138
         500         Century Telephone Enterprises, Inc.                                            24,891
         800         CMS Energy Corporation                                                         35,200
         400         COMSAT Corporation                                                              9,675
         600         Delmarva Power & Light Company                                                 13,838
         500         El Paso Energy Corporation                                                     33,250
         800         Florida Progress Corporation                                                   31,400
         300         Hawaiian Electric Industries, Inc.                                             12,272
         300         Idaho Power Company                                                            11,278
         700         Illinova Corporation                                                           18,878
         300         Indiana Energy, Inc.                                                            9,891
         400         IPALCO Enterprises, Inc.                                                       16,800
         500         Kansas City Power & Light Company                                              14,750
         400         KeySpan Energy Corporation                                                     14,713
         700         LCI International, Inc. *                                                      21,547
         600         LG&E Energy Corp.                                                              14,813
         700         MCN Energy Group Inc.                                                          28,197
         888         MidAmerican Energy Holdings Company                                            19,481
         300         Minnesota Power                                                                13,069
         300         National Fuel Gas Company                                                      14,597
         400         Nevada Power Company                                                           10,638
         880         New Century Energies Inc.                                                      42,185
         500         New England Electric System                                                    21,328
         700         New York State Electric & Gas Corporation                                      24,894
       2,300         NEXTEL  Communications, Inc. *                                                 59,513
         500         NIPSCO Industries, Inc.                                                        24,688
       1,200         Northeast Utilities                                                            14,100
         300         OGE Energy Corp.                                                               16,406
         700         Pinnacle West Capital Corporation                                              29,663
       1,000         Potomac Electric Power Company                                                 25,813
         400         Public Service Company of New Mexico                                            9,475
         700         Puget Sound Energy                                                             21,088
         900         SCANA Corporation                                                              26,916
         600         Southern New England Telecommunications Corporation                            30,169
       1,100         TECO Energy, Inc.                                                              30,903
         500         Telephone and Data Systems, Inc.                                               23,281
         500         The Montana Power Company                                                      15,891
         500         UtiliCorp United Inc.                                                          19,391
         400         Vanguard Cellular Systems, Inc. *                                               5,113

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

       Shares                                Common Stocks                                           Value
----------------------------------------------------------------------------------------------------------
                     UTILITIES - Continued
         400         Washington Gas Light Company                                               $   12,350
       1,000         Wisconsin Energy Corporation                                                   28,656
         300         WPL Holdings, Inc.                                                              9,900
                                                                                                ----------
                                                                                                 1,070,089
                                                                                                ----------

                     TOTAL COMMON STOCKS  97.49%                                                 7,771,086
                     (cost $5,281,036)

                     REPURCHASE AGREEMENT 2.77%
                     5.5% repurchase agreement dated December 31, 1997 with Star
                     Bank, N.A., due January 2, 1998 (repurchase proceeds
                     $221,068) collateralized by 7.0% GNMA Pool #8359, maturity
                     January 20, 2024 with face value $235,000
                     and market value $240,214                                                     221,000
                                                                                                ----------

                     TOTAL INVESTMENTS AND REPURCHASE AGREEMENT  100.26%                         7,992,086

                     OTHER ASSETS AND LIABILITIES, NET  (0.26%)                                    (20,522)
                                                                                                ----------


                     NET ASSETS 100%                                                            $7,971,564
                                                                                                ==========

                 * Denotes a non-income producing security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Statement of Assets and Liabilities - December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Common stocks, at value (original cost $5,281,036)                                              $7,771,086
Repurchase agreement                                                                               221,000
Dividend and interest receivable                                                                     6,358
Cash                                                                                                 1,103
Other assets                                                                                         5,308
                                                                                                ----------
                                                                                                 8,004,855
                                                                                                ----------

LIABILITIES:
Dividends payable to shareholders                                                                   21,564
Payable for fund shares redeemed                                                                     1,665
Other accrued expenses and liabilities                                                              10,062
                                                                                                ----------
                                                                                                    33,291
                                                                                                ----------

NET ASSETS                                                                                      $7,971,564
                                                                                                ==========

NET ASSETS CONSIST OF:
Paid-in capital applicable to 526,890 shares outstanding
   (unlimited number of shares authorized, no par value)                                        $5,478,027
Accumulated realized gain, net                                                                       3,487
Unrealized appreciation, net                                                                     2,490,050
                                                                                                ----------
                                                                                                $7,971,564
                                                                                                ==========


NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER SHARE                                                                                 $15.13
                                                                                                   ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Statement of Operations -- For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                                                                                $   97,650
Interest income                                                                                    16,969
                                                                                               ----------
                                                                                                  114,619
                                                                                               ----------

EXPENSES:
Investment advisory and management fees                                                            64,741
Transfer agent and accounting fees                                                                 78,000
Registration fees                                                                                  18,373
Custodian fees                                                                                     11,973
Reports to shareholders                                                                            11,665
Professional fees                                                                                   5,631
Trustees' fees                                                                                      4,274
Other expenses                                                                                     10,827
                                                                                               ----------
                                                                                                  205,484

Fees waived under contract                                                                       (64,741)
Expenses reimbursed voluntarily                                                                   (8,207)
                                                                                               ----------

Net operating expenses                                                                            132,536
                                                                                               ----------

NET INVESTMENT LOSS                                                                              (17,917)
                                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments:
   Securities                                                                                     572,332
   Put options expired and closed                                                               (157,466)
                                                                                               ----------
                                                                                                  414,866
                                                                                               ----------
Increase in unrealized appreciation of investments:
   Securities                                                                                   1,218,945
   Put options                                                                                     12,126
                                                                                               ----------
                                                                                                1,231,071

NET REALIZED AND UNREALIZED GAIN  ON INVESTMENTS                                                1,645,937
                                                                                               ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $1,628,020
                                                                                               ==========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                                             1997              1996
                                                                          ------------     -------------
FROM OPERATIONS:
Net investment loss                                                       $  (17,917)       $  (15,232)
Net realized gain on investments                                             414,866           299,165
Increase in unrealized appreciation of investments                         1,231,071           572,860
                                                                          ----------        ----------
Net increase in net assets resulting from operations                       1,628,020           856,793
                                                                          ----------        ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments                                       (424,743)         (287,434)
                                                                          ----------        ----------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                  1,605,971         1,122,760
Net asset value of shares issued in reinvestment of dividends and            403,179           270,267
distributions
Payments for shares redeemed                                              (1,532,981)       (1,363,697)
                                                                          ----------        ----------
Net increase in net assets from fund share transactions                      476,169            29,330
                                                                          -----------       ----------

NET INCREASE IN NET ASSETS                                                 1,679,446           598,689

NET ASSETS:
Beginning of year                                                          6,292,118         5,693,429
                                                                          ----------        ----------
End of year                                                               $7,971,564        $6,292,118
                                                                          ==========        ==========

FUND SHARE TRANSACTIONS:
Shares sold                                                                  115,103            91,308
Shares issued in reinvestment of dividends and distributions                  26,648            19,564
Less shares redeemed                                                        (107,212)         (108,756)
                                                                          ----------         ---------

NET INCREASE IN SHARES OUTSTANDING                                            34,539              2,116
                                                                          ==========        ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY MID CAP INDEX FUND
Financial Highlights -- Per share data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                                 1997         1996      1995 (1)      1994         1993
                                                 ----         ----      --------      ----         ----
Net asset value, beginning of year              $12.78       $11.61      $  9.58     $10.16       $10.04
                                                ------       ------      -------     ------       ------

Net investment income (loss)                     (0.03)       (0.02)        0.03       0.08         0.11
Net gains or losses on securities                 3.23         1.80         2.43      (0.60)        0.41
                                                ------       ------      -------     ------       ------

  Total from investment operations                3.20         1.78         2.46      (0.52)        0.52
                                                ------       ------       ------     ------       ------

Dividends from net investment income                --          --         (0.06)     (0.05)       (0.11)
Distributions from capital gains                 (0.85)       (0.61)       (0.37)     (0.01)       (0.29)
                                                ------       ------       ------     ------       ------

  Total distributions                            (0.85)       (0.61)       (0.43)     (0.06)       (0.40)
                                                ------       ------       ------     ------       ------

Net asset value, end of year                    $15.13       $12.78       $11.61     $ 9.58       $10.16
                                                ======       ======       ======     ======       ======

TOTAL RETURN                                     25.03%       15.33%       25.68%      (5.12%)      5.18%

Net assets, end of year (thousands)              $7,972      $6,292       $5,693      $6,588      $10,465

Ratio of expenses to average net assets (3)      1.84%        2.00%        1.98%       1.50%        1.50%

Ratio of net investment income (loss) to
   average net assets (3)                       (0.25%)      (0.25%)        0.05%       0.59%        1.06%

Portfolio turnover rate                            20%          14%           18%          8%         105%

Average commission per share                   $0.0400      $0.0355           -- (2)      -- (2)       -- (2)

(1) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.

(2) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

(3) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.11%, 0.29%, and 0.02% in 1997, 1996, and 1995,
     respectively,  had the Adviser not voluntarily reimbursed expenses.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of Gateway Mid Cap Index Fund (the Fund) are included in this report. The primary investment objective of the Fund is long-term growth of capital. The Fund attempts to achieve its investment objective primarily by investing in the 400 stocks included in the S&P MidCap 400 Index, and by purchasing put or call options on an index. The financial statements of Gateway Index Plus Fund, Gateway Small Cap Index Fund, and the Cincinnati Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION -- The Fund normally values common stocks and option contracts at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid annually.

FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable income to the shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes.

At December 31, 1997, gross unrealized appreciation of common stocks totaled $2,860,416 and gross unrealized depreciation totaled $370,366, based on the cost of investments.

REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS -- During the year ended December 31, 1997, the Fund reclassified $17,917 from undistributed net investment income to paid-in capital. This reclassification, which had no impact on total net assets, is due to tax regulations not permitting the carryforward of net investment losses to future periods.

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

2.  TRANSACTIONS WITH AFFILIATES
The Fund pays the Adviser a monthly investment advisory and management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the Fund, 0.70% of the next $50 million, and 0.60% of all such assets over $100 million.

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 1.50% of the Fund's average daily net assets, the advisory contract requires the Adviser to waive some or all of its advisory fee as necessary to limit the Fund's expenses to the stated level. Any contractual waiver, however, would not exceed the aggregate advisory fee paid by the Fund. As a result, for the year ended December 31, 1997, the Adviser waived advisory fees of $64,741 for the Fund. Additionally for 1997, the Adviser voluntarily reimbursed other expenses of the Fund in the amount of $8,207.

The Adviser maintains the Fund's accounting records for a monthly fee of $4,000. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Fund reimburses the Adviser for the cost to provide these services subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1997, the Adviser held in a fiduciary capacity, 53% of the Fund's outstanding shares.

3.  SECURITIES TRANSACTIONS
For the year ended December 31, 1997, purchases of investment securities (excluding short-term investments) totaled $1,375,983, and proceeds from sales totaled $1,467,343.

The Fund may buy put or call options on stock indexes. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The value of purchased put options increases to offset declines and decreases to offset rises in the portfolio value. The value of purchased call options increases proportionately to the value of the underlying index.

================================================================================
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Gateway Mid Cap Index Fund of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Mid Cap Index Fund (one of the funds constituting THE GATEWAY TRUST) (an Ohio business trust) as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Mid Cap Index Fund of The Gateway Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                             Arthur Andersen LLP
January 20, 1998

================================================================================
THE GATEWAY TRUST

--------------------------------------------------------------------------------





                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. Harrison
                                 Walter G. Sall
                              William H. Schneebeck

                                        GATEWAY
                                        SMALL CAP INDEX
                                        FUND


                                        (LOGO)



                                                                   Annual Report
                                                                            1997



         (LOGO)

   THE GATEWAY TRUST
     P.O. BOX 5211
CINCINNATI, OH  45201-5211
     (800) 354-6339

================================================================================
GATEWAY SMALL CAP INDEX FUND
Highlights at December 31, 1997
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURN
                                    --------------------------------------------------

                           Past     One     Three     Five       Ten    Since Inception   Dividends      Price
                          Quarter   Year    Years     Years     Years    on 6/16/93      Year to Date  Per Share
                          -------   ----    -----     -----     -----    ----------      ------------  ---------
GATEWAY SMALL CAP
   INDEX FUND             (4.22%)  20.64%   19.81%     N/A       N/A        12.69%        $1.0695      $13.48


Wilshire Small Cap Index  (5.10)   26.76    24.39      n/a       n/a

Russell 2000              (3.35)   22.36    22.33      16.41     15.76

U. S. Inflation (CPI)      0.60     2.02     2.63       2.66      3.44

                                                  CUMULATIVE TOTAL RETURN
                                    --------------------------------------------------

                           Past      One    Three     Five        Ten   Since Inception
                          Quarter    Year   Years     Years      Years    on 6/16/93
                          -------    ----   -----     -----      -----    ----------
GATEWAY SMALL CAP
   INDEX FUND             (4.22%)  20.64%   72.00%     N/A        N/A        72.20%


Wilshire Small Cap Index  (5.10)   26.76    92.49      n/a       n/a

Russell 2000              (3.35)   22.36    83.05     113.77    332.10

U. S. Inflation (CPI)      0.60     2.02     8.09      14.03     40.22


PERFORMANCE DATA THROUGHOUT THIS REPORT REPRESENTS PAST PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

================================================================================
GATEWAY SMALL CAP INDEX FUND
Letter from the Chairman
--------------------------------------------------------------------------------

Dear Shareholder:

The stock market continued to benefit from an abundance of favorable economic news in 1997. As interest rates, inflation rates, and unemployment fell to thirty-year lows, corporate profits expanded sharply, government tax receipts increased, and the federal deficit nearly disappeared.

Small capitalization stocks participated in the advance, although not as dramatically as the multinational S&P 500 stocks. Domestic companies have less exposure to rapid growth economies in overseas markets. Consequently they may not appear to grow quite as fast as S&P 500 companies when the world economy is booming. They are the place to be, however, when the world economy catches a cold.

In the accompanying portfolio manager's report, Patrick Rogers describes the year in detail and his judicious use of hedging transactions to alter the portfolio's risk/reward profile.

As 1998 unfolds, smaller domestic companies may be insulated from the stormy winds buffeting foreign markets. Certainly further economic growth in the U. S. should permit these smaller companies to enhance their market prospects.

We look forward with enthusiasm to 1998.

Cordially,

/s/ WALTER G. SALL
------------------
    Walter G. Sall
    Chairman

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

We are pleased to report on the Gateway Small Cap Index Fund for the calendar year ended December 31, 1997. Over the past twelve months, the Fund produced a total return of 20.64%. This compares to the 22.36% return earned by the Russell 2000, a commonly used benchmark for small cap investing. The S&P 500, indicative of large cap performance, produced a gain of 33.36% over the same time period. The year 1997 was a continuation of what has transpired over the past three years with big blue chip stocks outperforming their smaller brethren.

The Gateway Small Cap Index Fund invests in the 250 stocks represented in the Wilshire Small Cap Index with a median market capitalization of $933 million. The portfolio is broadly diversified over numerous industry groups, the largest of which is "Finance, Insurance & Real Estate" at 20.90%. The top ten holdings, listed below, represent only 9.98% of the Fund.

---------------------------------------------------------------------------------------
                             GATEWAY SMALL CAP INDEX FUND
                                   TOP TEN HOLDINGS
---------------------------------------------------------------------------------------
                    STOCKS                          AS A PERCENTAGE OF NET ASSETS
---------------------------------------------------------------------------------------
Fred Meyer, Inc.                                                1.45%
First Commerce Corporation                                      1.15%
People's Bank                                                   1.03%
Catellus Development Corporation                                0.97%
Bergen Brunswig Corporation                                     0.97%
Western National Corporation                                    0.92%
Citrix Systems, Inc.                                            0.91%
Intuit Inc.                                                     0.89%
Sovereign Bancorp, Inc.                                         0.85%
American Bankers Insurance Group, Inc.                          0.84%
---------------------------------------------------------------------------------------

On the following page, we analyze the different components of the Fund's total return. The "Effect of Put Options" shows how this hedging technique has served to reduce the risk of the Fund in relation to its comparable index. According to Morningstar, the mutual fund

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio Manager's Report
--------------------------------------------------------------------------------

industry's most recognized rating service, the Gateway Small Cap Index Fund's beta is 0.80 compared to the Russell 2000. This means the Fund has historically been 20% less risky than this particular index.

----------------------------------------------------------------------------------
                          GATEWAY SMALL CAP INDEX FUND
                                      1997
----------------------------------------------------------------------------------
                                   1ST QTR.    2ND QTR.    3RD QTR.    4TH QTR.
----------------------------------------------------------------------------------
  CONTRIBUTION OF STOCKS
     Performance of Stocks          (0.95%)     13.89%      16.84%       (5.31%)
     Dividends Earned                0.32        0.35        0.25         0.25
  INTEREST EARNED                    0.01        0.05        0.05         0.04
  CONTRIBUTIONS OF OPTIONS
     Effect of Put Options          (0.81)      (2.34)      (1.62)        1.20
  EFFECT OF FEES
     Fund Expenses                  (0.37)      (0.38)      (0.37)       (0.38)
     Brokerage Commissions          (0.02)      (0.08)      (0.07)       (0.02)
----------------------------------------------------------------------------------
        TOTAL RETURN                (1.82%)     11.49%      15.08%       (4.22%)
----------------------------------------------------------------------------------

Looking ahead in 1998, we do not expect that the overall market will advance at the feverish pace of the past three years, but more likely that it will return to more historical norms. In addition, we believe the small cap sector should outpace the big blue chip stocks. On a valuation basis, many Wall Street analysts are recommending the stocks represented in the Gateway Small Cap Index Fund.

On behalf of the entire staff at Gateway, we appreciate your support and we will continue to work hard to retain your trust and confidence.


/s/ J. PATRICK ROGERS, CFA
--------------------------
    J. Patrick Rogers, CFA
    Portfolio Manager

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

         Shares                                Common Stocks                                         Value
----------------------------------------------------------------------------------------------------------

                      AEROSPACE & EQUIPMENT  1.73%
         1,600        B/E Aerospace, Inc. *                                                   $     42,850
         1,400        Kaman Corporation                                                             23,450
         2,700        Teleflex Incorporated                                                        102,009
         1,300        Thiokol Corporation                                                          105,666
                                                                                              ------------
                                                                                                   273,975
                                                                                              ------------
                      APPAREL  1.62%
         1,300        Brown Group, Inc.                                                             17,347
         1,800        Gymboree Corp. *                                                              49,388
         1,600        Kellwood Company                                                              48,050
         3,500        Stride Rite Corp.                                                             42,000
         2,100        Westpoint Stevens Inc. *                                                      99,881
                                                                                              ------------
                                                                                                   256,666
                                                                                              ------------
                      AUTOMOBILES & PARTS  1.80%
         1,800        Arvin Industries, Inc.                                                        59,963
         1,200        Clarcor Inc.                                                                  35,663
         2,600        Federal-Mogul Corporation                                                    105,381
         2,000        Superior Industries International, Inc.                                       53,625
         1,200        The Standard Products Co.                                                     30,825
                                                                                              ------------
                                                                                                   285,457
                                                                                              ------------
                      BUILDING MATERIALS & CONSTRUCTION  2.62%
         2,100        Centex Corporation                                                           132,169
         2,800        Kaufman and Broad Home Corporation                                            62,738
         2,600        Lennar Corporation                                                            56,144
         1,500        Pulte Corporation                                                             62,719
         1,700        Southdown Inc.                                                               100,300
                                                                                              ------------
                                                                                                   414,070
                                                                                              ------------
                      BUSINESS SERVICES & SUPPLIES  2.90%
         2,600        AMRESCO, Inc. *                                                               77,838
         3,400        APAC TeleServices Inc. *                                                      46,325
         2,400        Coventry Corporation *                                                        36,225
         2,027        Information Resources, Inc. *                                                 27,238
         3,000        Pittston Brink's Group                                                       120,938
         2,500        Rollins, Inc.                                                                 50,781
         4,100        Sotheby's Holdings, Inc.                                                      75,978
         1,300        The Profit Recovery Group International, Inc. *                               23,319
                                                                                              ------------
                                                                                                   458,642
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      CHEMICALS  0.73%
           700        Chemed Corporation                                                      $     29,094
         1,000        Fuller (H. B.) Company                                                        49,750
         3,300        Lawter International, Inc.                                                    35,888
                                                                                              ------------
                                                                                                   114,732
                                                                                              ------------
                      COMPUTER SOFTWARE & PERIPHERALS  7.60%
         3,000        American Management Systems Inc. *                                            58,313
         1,500        Broderbund Software, Inc. *                                                   38,484
         2,400        Cerner Corporation *                                                          51,150
         1,900        Citrix Systems Inc. *                                                        144,459
         4,600        Computervision Corporation *                                                  17,538
         1,200        Envoy Corp. *                                                                 35,175
         1,600        Exabyte Corporation *                                                         10,450
         1,300        Hyperion Software Corp. *                                                     46,800
         3,400        Intuit Inc. *                                                                140,463
         2,800        Macromedia, Inc. *                                                            23,363
         1,291        Networks Associates Inc. *                                                    68,141
         2,900        PSINet Inc. *                                                                 15,044
         6,300        Rational Software Corporation *                                               72,450
         3,600        S3 Incorporated                                                               18,113
         1,800        Shared Medical Systems Corporation                                           118,688
         2,424        Structural Dynamics Research Corporation *                                    54,843
         5,700        Sybase Inc. *                                                                 76,059
         3,900        Symantec Corporation *                                                        86,166
         2,900        Symbol Technologies, Inc. *                                                  109,475
         1,600        Xircom Inc. *                                                                 16,150
                                                                                              ------------
                                                                                                 1,201,324
                                                                                              ------------
                      ELECTRONICS & COMPUTERS  6.44%
         3,500        Aspect Telecommunications Corp. *                                             73,500
         2,600        Baldor Electric Company                                                       56,550
         4,900        Cirrus Logic, Inc. *                                                          52,216
         2,900        DSP Communications, Inc. *                                                    34,891
         2,900        ESS Technology Inc. *                                                         22,158
         4,900        Geotek Communications, Inc. *                                                  7,427
         4,400        Glenayre Technologies *                                                       43,725
         1,400        Hutchinson Technology Incorporated *                                          30,800
         5,800        Integrated Device Technology, Inc. *                                          54,738
         2,800        Kemet Corporation *                                                           54,075
         2,700        Lam Research Corporation *                                                    79,144
         1,600        Lattice Semiconductor Corporation *                                           76,000
         1,155        National Semiconductor Corporation *                                          29,886

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      ELECTRONICS & COMPUTERS - Continued
         3,000        Oak Technology, Inc. *                                                  $     19,688
         7,500        Paging Network Inc. *                                                         80,859
         2,900        Sequent Computer Systems, Inc. *                                              58,181
         2,100        Shiva Corp. *                                                                 18,113
         2,600        Vitesse Semiconductor Corporation *                                           98,963
         3,400        VLSI Technology, Inc. *                                                       80,325
         3,100        Xylan Corp. *                                                                 47,081
                                                                                              ------------
                                                                                                 1,018,320
                                                                                              ------------
                      ENERGY  5.60%
         2,300        Barrett Resources Corp. *                                                     69,359
         2,100        Benton Oil and Gas Co.                                                        27,038
         1,700        Forcenergy Inc. *                                                             44,413
         8,400        Harken Energy Corporation *                                                   57,750
         1,500        Lomak Petroleum, Inc.                                                         24,281
         3,700        Marine Drilling Companies, Inc. *                                             77,006
         2,000        ONEOK Inc.                                                                    80,688
         2,400        Pogo Producing Company                                                        70,875
         3,400        Pride International Inc. *                                                    86,063
         2,600        Quaker State Corporation                                                      37,131
         4,600        Seagull Energy Corporation *                                                  94,588
         2,000        Southwest Gas Corporation                                                     37,438
         1,800        Southwestern Energy Company                                                   23,288
         1,210        Swift Energy Company *                                                        25,561
         2,000        Tesoro Petroleum Corporation *                                                31,063
         4,600        Varco International, Inc. *                                                   98,613
                                                                                              ------------
                                                                                                   885,155
                                                                                              ------------
                      FINANCE, INSURANCE & REAL ESTATE  20.90%
         3,600        20th Century Industries                                                       94,050
         3,200        Advanta Corp.                                                                 84,000
         2,900        American Bankers Insurance Group, Inc.                                       133,128
         2,100        Americredit Corp. *                                                           58,275
         2,800        Arcadia Financial Ltd. *                                                      20,913
         1,900        Astoria Financial Corporation                                                106,400
         2,000        Bank United Corp.                                                             98,375
         7,700        Catellus Development Corporation *                                           153,759
         3,200        City National Corporation                                                    118,100
         1,300        Coast Savings Financial, Inc. *                                               89,213
         3,400        Credit Acceptance Corporation *                                               26,775
         2,700        First Commerce Corporation                                                   182,081
           600        Foremost Corporation of America                                               41,850

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      FINANCE, INSURANCE & REAL ESTATE - Continued
         3,500        Golden State Bancorp Inc. *                                             $    130,922
         1,000        Great Financial Corporation                                                   51,375
         2,800        Imperial Credit Industries, Inc. *                                            57,925
         1,800        John Alden Financial Corporation                                              43,425
         1,000        Life Re Corporation                                                           65,281
         1,700        Long Island Bancorp, Inc.                                                     84,575
         2,400        Magna Group, Inc.                                                            109,800
        12,500        Mercury Finance Co. *                                                          7,813
         4,000        Mid Atlantic Medical Services *                                               51,250
         4,200        Money Store Inc.                                                              88,331
         1,300        NAC Re Corporation                                                            63,538
           900        ONBANCorp., Inc.                                                              63,788
         4,250        People's Bank                                                                162,297
         8,000        Reliance Group Holdings, Inc.                                                112,500
         2,200        Riggs National Corporation                                                    59,400
         3,000        Rollins Truck Leasing Corp.                                                   53,719
         3,000        Roslyn Bancorp, Inc.                                                          69,844
         6,440        Sovereign Bancorp, Inc.                                                      133,831
         2,500        St. Paul Bancorp Inc.                                                         65,469
         1,400        The Liberty Corporation                                                       65,450
         2,800        The Quick & Reilly Group, Inc.                                               120,575
         2,100        United Companies Financial Corporation                                        32,550
         3,098        Valley National Bancorp                                                      121,790
         3,300        Washington Federal, Inc.                                                     103,847
         4,900        Western National Corporation                                                 145,316
         1,300        Zenith National Insurance Corp.                                               33,516
                                                                                              ------------
                                                                                                 3,305,046
                                                                                              ------------
                      FOOD, BEVERAGE & TOBACCO  2.26%
         4,100        Chiquita Brands International                                                 66,497
         2,000        Dreyer's Grand Ice Cream, Inc.                                                48,500
         6,400        Flowers Industries, Inc.                                                     131,400
         3,108        Imperial Holly Corp.                                                          33,804
         1,300        International Multifoods Corporation                                          36,766
         2,400        Ralcorp Holdings, Inc. *                                                      40,650
                                                                                              ------------
                                                                                                   357,617
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      HEALTH  7.72%
         2,100        Acuson Corporation *                                                    $     34,913
         2,700        Advanced Tissue Sciences Inc. *                                               33,244
         2,200        Agouron Pharmaceuticals, Inc. *                                               64,419
         2,200        Alliance Pharmaceutical Corp. *                                               15,675
         1,000        ATL Ultrasound Inc. *                                                         46,125
         2,100        Ballard Medical Products                                                      50,859
         3,650        Bergen Brunswig Corporation                                                  153,642
         1,516        Block Drug Company Inc.                                                       65,567
         1,900        Cephalon, Inc. *                                                              21,672
         3,800        Dentsply International Inc.                                                  117,431
         1,000        Diagnostic Products Corporation                                               27,750
         2,400        FPA Medical Management Inc. *                                                 45,000
         2,100        Gilead Sciences, Inc. *                                                       80,588
         1,900        Haemonetics Corporation *                                                     26,956
           733        Herbalife International Inc. Class A Stock                                    15,767
             2        Herbalife International Inc. Class B Stock                                        36
         2,700        ICN Pharmaceuticals, Inc.                                                    131,963
         1,900        Integrated Health Services, Inc.                                              59,375
         2,000        Lincare Holdings Inc. *                                                      114,500
         5,600        Perrigo Company *                                                             77,000
         2,700        The Liposome Company Inc. *                                                   12,572
         2,400        Vivus Inc. *                                                                  25,575
                                                                                              ------------
                                                                                                 1,220,629
                                                                                              ------------
                      MACHINERY & RELATED PRODUCTS  2.35%
         2,900        Cincinnati Milacron Inc.                                                      75,038
         1,700        Gerber Scientific, Inc.                                                       33,734
         1,800        Kennametal Inc.                                                               93,319
           800        Lawson Products, Inc. *                                                       23,950
           600        NACCO Industries, Inc.                                                        64,256
         2,300        Silicon Valley Group, Inc. *                                                  52,325
           900        Zurn Industries, Inc.                                                         28,350
                                                                                              ------------
                                                                                                   370,972
                                                                                              ------------
                      MINING & METALS  1.09%
         1,600        Coeur d'Alene Mines Corporation                                               14,350
         1,700        Donaldson Company, Inc.                                                       76,659
        10,100        Echo Bay Mines Ltd.                                                           24,934
         4,000        Hecla Mining Company *                                                        19,875
         3,000        Pegasus Gold Inc. *                                                            1,969
         1,200        Zoltek Companies, Inc. *                                                      33,825
                                                                                              ------------
                                                                                                   171,612
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      MISCELLANEOUS  1.66%
         1,700        Avid Technology, Inc. *                                                 $     45,581
         3,300        Aztar Corporation *                                                           20,728
         3,000        Grand Casinos Inc. *                                                          40,969
         3,000        Kimball International, Inc.                                                   55,594
         3,700        Playtex Products Inc. *                                                       38,041
         1,200        Showboat, Inc.                                                                35,288
         2,600        Station Casinos, Inc. *                                                       26,488
                                                                                              ------------
                                                                                                   262,689
                                                                                              ------------
                      OTHER CONSUMER DURABLES  3.35%
         2,200        Albany International Corp.                                                    50,531
           900        Bassett Furniture Industries, Inc.                                            27,253
         3,000        GenCorp Inc.                                                                  74,813
         2,200        HON INDUSTRIES, Inc.                                                         129,525
         1,300        La-Z-Boy Incorporated                                                         56,144
         3,750        Mohawk Industries Inc. *                                                      82,266
           500        NCH Corporation                                                               32,781
         1,600        Russ Berrie and Company, Inc.                                                 42,200
         1,300        Stanhome Inc.                                                                 33,475
                                                                                              ------------
                                                                                                   528,988
                                                                                              ------------
                      OTHER INDUSTRIAL CYCLICALS  2.89%
         2,000        ACX Technologies, Inc. *                                                      48,875
         1,200        Brush Wellman Inc.                                                            29,475
         2,200        Carlisle Companies Incorporated                                               94,050
         3,500        Data General Corporation *                                                    60,922
           600        MAXXAM Inc. *                                                                 26,250
         3,100        OMI Corp. *                                                                   28,966
         2,700        Overseas Shipholding Group, Inc.                                              59,063
         2,100        The Standard Register Company                                                 73,041
         1,200        The West Company, Incorporated                                                35,738
                                                                                              ------------
                                                                                                   456,380
                                                                                              ------------
                      PAPER & FOREST PRODUCTS  1.49%
         1,700        Chesapeake Corporation                                                        58,597
         3,800        Gaylord Container Corporation *                                               22,088
         2,800        Pentair, Inc.                                                                100,800
         2,663        Wausau Mosinee Paper Corp. *                                                  54,259
                                                                                              ------------
                                                                                                   235,744
                                                                                              ------------
                      PRECISION INSTRUMENTS  0.83%
         2,100        Beckman Instruments, Inc.                                                     84,131
         1,600        Credence Systems Corporation *                                                47,300
                                                                                              ------------
                                                                                                   131,431
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      RETAIL  5.34%
         3,200        Best Buy Co.,  Inc. *                                                   $    118,400
         7,700        Charming Shoppes, Inc. *                                                      35,853
         2,100        Eagle Hardware & Garden, Inc. *                                               40,819
         2,700        Fleming Companies, Inc.                                                       36,450
         6,300        Fred Meyer, Inc. *                                                           228,966
         2,200        Lands' End, Inc.                                                              77,206
         1,800        Mac Frugal's Bargainso Close-outs Inc. *                                      74,081
         2,500        Micro Warehouse, Inc. *                                                       34,922
         3,400        Ross Stores, Inc.                                                            123,888
         4,000        Sunglass Hut International Inc.                                               25,375
         1,700        The Dress Barn, Inc. *                                                        47,866
                                                                                              ------------
                                                                                                   843,826
                                                                                              ------------
                      SERVICES  9.83%
         1,600        Airborne Freight Corporation                                                  99,350
         1,100        Alaska Air Group, Inc. *                                                      42,556
         1,900        Arnold Industries, Inc.                                                       32,300
         2,200        Banta Corporation                                                             60,088
         2,900        Calgon Carbon Corporation                                                     31,628
         2,257        Chris-Craft Industries, Inc. *                                               118,069
         6,900        Extended Stay America Inc. *                                                  85,603
         1,200        Gibson Greetings, Inc. *                                                      26,400
         1,900        Golden Books Family Entertainment, Inc. *                                     19,653
         2,200        Houghton Mifflin Company                                                      84,631
         2,700        Hunt (J. B.) Transport Services, Inc.                                         50,794
         1,600        International Dairy Queen, Inc. *                                             42,900
         3,000        Lone Star Steakhouse & Saloon, Inc. *                                         52,688
         1,700        Luby's Cafeterias, Inc.                                                       29,963
         1,000        New England Business Service, Inc.                                            33,813
         2,100        Papa John's International *                                                   73,369
         3,000        Pixar Animation Studios *                                                     65,438
         1,533        Pulitzer Publishing Company                                                   96,292
         2,600        Regal Cinemas Inc. *                                                          72,800
         1,300        Ruby Tuesday, Inc.                                                            33,556
         1,500        Sbarro, Inc.                                                                  39,516
         1,300        Shorewood Packaging Corporation *                                             34,938
         1,800        TCA Cable TV, Inc.                                                            83,363
         3,100        Wallace Computer Services, Inc.                                              120,416
         2,700        World Color Press, Inc. *                                                     71,888
         2,100        Yellow Corporation *                                                          52,697
                                                                                              ------------
                                                                                                 1,554,709
                                                                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

        Shares                                Common Stocks                                          Value
----------------------------------------------------------------------------------------------------------
                      STEEL & IRON  1.09%
         4,000        AK Steel Holding Corporation                                             $    70,625
         2,200        Birmingham Steel Corporation                                                  34,788
         1,400        Carpenter Technology Corporation                                              67,375
                                                                                               -----------
                                                                                                   172,788
                                                                                               -----------
                      UTILITIES  6.27%
         1,200        ACC Corp. *                                                                   60,750
         3,600        Brightpoint, Inc. *                                                           49,950
         1,300        Central Hudson Gas & Electric Corporation                                     57,119
         1,000        CILCORP Inc.                                                                  48,969
         1,500        Eastern Utilities Associates                                                  39,375
         2,150        MDU Resources Group, Inc.                                                     67,994
         4,000        Mobile Telecommunication Tech Corp. *                                         88,500
         9,400        Northeast Utilities *                                                        110,450
         2,367        NTL Inc. *                                                                    65,832
         1,000        Orange and Rockland Utilities, Inc.                                           46,594
         3,000        Public Service Company of New Mexico                                          71,063
         2,200        Sierra Pacific Resources                                                      82,431
         1,750        Southern Indiana Gas & Electric Co.                                           51,406
         2,400        UGI Corporation                                                               70,350
         2,380        Unisource Energy Corp. Holding Co. *                                          43,212
         2,900        Vanguard Cellular Systems, Inc. *                                             37,066
                                                                                               -----------
                                                                                                   991,061
                                                                                               -----------

                      TOTAL COMMON STOCKS  98.11%                                              $15,511,833
                                                                                               -----------
                      (cost $12,997,696)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                                     Value
----------------------------------------------------------------------------------------------------------

                      REPURCHASE AGREEMENT 2.57%
                      5.5% repurchase agreement dated December 31, 1997
                      with Star Bank, N.A., due January 2, 1998
                      (repurchase proceeds $407,124) collateralized
                      by 7.0% GNMA Pool #8359, maturity
                      January 20, 2024 with face value $435,000
                      and market value $444,652                                                $   407,000
                                                                                               -----------

                      TOTAL INVESTMENTS AND REPURCHASE AGREEMENT  100.68%                       15,918,833

                      OTHER ASSETS AND LIABILITIES, NET  (0.68%)                                  (107,732)
                                                                                               -----------


                      NET ASSETS 100%                                                          $15,811,101
                                                                                               ===========


                      * Denotes a non-income producing security.


                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Assets and Liabilities - December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Common stocks, at value (original cost $12,997,696)                                          $15,511,833
Repurchase agreement                                                                             407,000
Receivable for fund shares sold                                                                   14,990
Dividend and interest receivable                                                                  11,963
Cash                                                                                               1,713
Other assets                                                                                       6,322
                                                                                             -----------
                                                                                              15,953,821
                                                                                             -----------
LIABILITIES:
Dividends payable to shareholders                                                                132,215
Other accrued expenses and liabilities                                                            10,505
                                                                                              ----------
                                                                                                 142,720
                                                                                              ----------

NET ASSETS                                                                                   $15,811,101
                                                                                             ===========

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,173,324 shares outstanding
   (unlimited number of shares authorized, no par value)                                     $13,285,278
Accumulated realized gain, net                                                                    11,686
Unrealized appreciation, net                                                                   2,514,137
                                                                                             -----------
                                                                                             $15,811,101
                                                                                             ===========

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER SHARE                                                                                $13.48
                                                                                                  ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Operations - For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                                                                              $  151,264
Interest income                                                                                  21,977
                                                                                             ----------
                                                                                                173,241
                                                                                             ----------

EXPENSES:
Investment advisory and management fees                                                         118,875
Transfer agent and accounting fees                                                               78,820
Registration fees                                                                                18,823
Custodian fees                                                                                   17,995
Reports to shareholders                                                                          13,968
Professional fees                                                                                12,672
Trustees' fees                                                                                    5,997
Other expenses                                                                                    4,584
                                                                                             ----------
                                                                                                271,734

Fees waived under contract                                                                      (73,783)
                                                                                             ----------

Net operating expenses                                                                          197,951
                                                                                             ----------

NET INVESTMENT
LOSS                                                                                            (24,710)
                                                                                             ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments:
   Securities                                                                                 1,422,118
   Put options expired and closed                                                              (266,475)
                                                                                             ----------
                                                                                              1,155,643
                                                                                             ----------
Increase in unrealized appreciation of investments:
   Securities                                                                                 1,117,523
   Put options                                                                                   20,727
                                                                                             ----------
                                                                                              1,138,250
                                                                                             ----------

NET REALIZED AND UNREALIZED GAIN  ON INVESTMENTS                                              2,293,893
                                                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $2,269,183
                                                                                             ==========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                                             1997              1996
                                                                          -----------       -----------
FROM OPERATIONS:
Net investment (loss) income                                              $   (24,710)      $     3,184
Net realized gain on investments                                            1,155,643           730,933
Increase in unrealized appreciation of investments                          1,138,250           866,253
                                                                          -----------       -----------
Net increase in net assets resulting from operations                        2,269,183         1,600,370
                                                                          -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                         --            (3,184)
From net realized gain on investments                                      (1,171,153)         (737,327)
                                                                          -----------       -----------
Decrease in net assets from dividends and distributions                    (1,171,153)         (740,511)
                                                                          -----------       -----------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                   5,882,790         2,678,237
Net asset value of shares issued in reinvestment of dividends and           1,038,765           688,952
distributions
Payments for shares redeemed                                               (3,129,370)       (2,724,199)
                                                                          -----------       -----------
Net increase in net assets from fund share transactions                     3,792,185           642,990
                                                                          -----------       -----------

NET INCREASE IN NET ASSETS                                                  4,890,215         1,502,849

NET ASSETS:
Beginning of year                                                          10,920,886         9,418,037
                                                                          -----------       -----------
End of year                                                               $15,811,101       $10,920,886
                                                                          ===========       ===========

FUND SHARE TRANSACTIONS:
Shares sold                                                                   425,462           218,498
Shares issued in reinvestment of dividends and distributions                   77,073            57,127
Less shares redeemed                                                         (234,446)         (222,488)
                                                                          -----------       -----------

NET INCREASE IN SHARES OUTSTANDING                                            268,089            53,137
                                                                          ===========       ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
GATEWAY SMALL CAP INDEX FUND
Financial Highlights - Per share data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                                              From June 16,
                                                                                                   to
                                                         Year Ended December 31,              December 31,
                                                1997         1996      1995 (3)      1994         1993
                                                ----         ----      --------      ----         ----
Net asset value, beginning of period            $12.06       $11.05       $ 9.63     $10.35       $10.00
                                               -------      -------      -------    -------      -------

Net investment income (loss)                     (0.02)        0.01         0.03      (0.02)        0.04
Net gains (losses) on securities                  2.51         1.87         2.07      (0.60)        0.61
                                               -------      -------      -------    -------      -------

  Total from investment operations                2.49         1.88         2.10      (0.62)        0.65
                                               -------      -------      -------    -------      -------

Dividends from net investment income                --        (0.01)       (0.01)        --        (0.04)
Distributions from capital gains                 (1.07)       (0.86)       (0.67)     (0.10)       (0.26)
                                               -------      -------      -------    -------      -------

  Total distributions                            (1.07)       (0.87)       (0.68)     (0.10)       (0.30)
                                               -------      -------      -------    -------      -------

Net asset value, end of period                  $13.48       $12.06       $11.05    $  9.63       $10.35
                                               =======      =======      =======    =======      =======

TOTAL RETURN                                     20.64%       17.04%       21.81%     (5.99%)       6.50% (1)

Net assets, end of period (thousands)          $15,811      $10,921       $9,418     $9,657      $13,002

Ratio of expenses to average net assets           1.50%        1.50%        1.68%      2.00%        1.92% (2)

Ratio of net investment income (loss) to
   average net assets                            (0.19%)       0.03%        0.09%     (0.14%)       0.98% (2)

Portfolio turnover rate                             32%          20%          20%        39%           3% (1)

Average commission per share                   $0.0401      $0.0371        -- (4)     -- (4)       -- (4)


(1)  Not annualized.

(2) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.08% in 1993 had the Adviser not voluntarily reimbursed expenses. Ratios are annualized in periods less than one year.

(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.

(4) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES
The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of Gateway Small Cap Index Fund (the Fund) are included in this report. The primary investment objective of the Fund is long-term growth of capital. The Fund attempts to achieve its investment objective primarily by investing in the 250 stocks included in the Wilshire Small Cap Index, and by purchasing put or call options on an index. The financial statements of Gateway Index Plus Fund, Gateway Mid Cap Index Fund, and the Cincinnati Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION -- The Fund normally values common stocks and option contracts at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid to shareholders annually.

FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable income to the shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes.

At December 31, 1997, gross unrealized appreciation of common stocks totaled $3,999,417 and gross unrealized depreciation totaled $1,485,280, based on the cost of investments.

REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS -- During the year ended December 31, 1997, the Fund reclassified $24,710 from undistributed net investment income to paid-in capital. This reclassification, which had no impact on total net assets, is due to tax regulations not permitting the carryforward of net investment losses to future periods.

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

2.  TRANSACTIONS WITH AFFILIATES
The Fund pays the Adviser a monthly investment advisory and management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the Fund, 0.70% of the next $50 million, and 0.60% of all such assets over $100 million.

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 2.00% of the Fund's average daily net assets, the advisory contract requires the Adviser to waive some or all of its advisory fee as necessary to limit the Fund's expenses to the stated level. For 1997, the Adviser agreed to voluntarily waive some or all of its advisory fee if the Fund's expense ratio exceeded 1.50%. Any contractual or voluntary waiver, however, would not exceed the aggregate advisory fee paid by the Fund for the applicable year. As a result, for the year ended December 31, 1997, the Adviser waived advisory fees of $73,783.

The Adviser maintains the Fund's accounting records for a monthly fee of $4,000. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Fund reimburses the Adviser for the cost to provide these services subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1997, the Adviser held in a fiduciary capacity, 41% of the Fund's outstanding shares.

3.  SECURITIES TRANSACTIONS
For the year ended December 31, 1997, purchases of investment securities (excluding short-term investments) totaled $6,304,562, and proceeds from sales totaled $4,067,123.

The Fund may buy put or call options on stock indexes. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The value of purchased puts increases to offset declines and decreases to offset rises in the portfolio value. The value of purchased calls increases proportionately to the value of the underlying index.

================================================================================
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Gateway Small Cap Index Fund of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gateway Small Cap Index Fund (one of the funds constituting THE GATEWAY TRUST) (an Ohio business trust) as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Small Cap Index Fund of The Gateway Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                             Arthur Andersen LLP
January 20, 1998

================================================================================
THE GATEWAY TRUST
--------------------------------------------------------------------------------




                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. Harrison
                                 Walter G. Sall
                              William H. Schneebeck

================================================================================


                                  AFFORDABILITY
                                  -------------

                        $1,000 Minimum Initial Investment

                       $500 Minimum Initial IRA Investment

                       $100 Minimum Additional Investment

                            No Annual Account Charges

                               No-Fee IRA Accounts



                                   CONVENIENCE
                                   -----------

                 Free Telephone Exchanges Between Gateway Funds

                          Automatic Investment Program

                          Systematic Withdrawal Program

                              Telephone Redemptions



                                   FLEXIBILITY
                                   -----------

                   Available for numerous investment options:

                                   Individuals

                                      IRAs

                                     Trusts

                                  Pension Plans

                                 Gifts to Minors


================================================================================

                                    CINCINNATI
                                    ===FUND===



                                   ANNUAL REPORT
                                       1997





               CINCINNATI
              ===FUND===

P. O. BOX 5211 * CINCINNATI, OHIO 45201-5211
             (800) 354-5525

                               CINCINNATI FUND(R)
------------------------Highlights at December 31, 1997-------------------------


                                            AVERAGE ANNUAL TOTAL RETURN
                                 ---------------------------------------------------
                          Past     One     Three    Five      Ten    Since Inception     Price
                         Quarter   Year    Years    Years    Years     on 11/7/94      Per Share
                         -------   ----    -----    -----    -----     ----------      ---------
CINCINNATI FUND(R)        7.43%   28.98%    27.93%     N/A      N/A       26.10%         $18.98


S&P 500                   2.87    33.36     31.15     20.27   18.04

Lehman Gov't./Corp. Bond  3.21     9.75     10.43      7.61    9.15

U. S. Inflation (CPI)     0.60     2.02      2.63      2.66    3.44

                                               CUMULATIVE TOTAL RETURN
                                 -----------------------------------------------------
                          Past      One    Three      Five       Ten   Since Inception
                         Quarter    Year   Years     Years      Years    on 11/7/94
                         -------    ----   -----     -----      -----    ----------
CINCINNATI FUND(R)         7.43%   28.98%  109.39%      N/A        N/A     107.50%


S&P 500                    2.87    33.36   125.60    151.61     425.23

Lehman Gov't./Corp. Bond   3.21     9.75    34.67     44.30     139.98

U. S. Inflation (CPI)      0.60     2.02     8.09     14.03      40.22

   PERFORMANCE DATA THROUGHOUT THIS REPORT REPRESENTS PAST PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE
     SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE
                                 ORIGINAL COST.

         THIS REPORT MUST BE PRECEDED BY OR ACCOMPANIED BY A PROSPECTUS.



--------------------------------------------------------------------------------
1 CINCINNATI FUND

                               CINCINNATI FUND(R)
----------------------------Letter from the Chairman----------------------------

Dear Shareholder:

         The Cincinnati business community experienced another outstanding year in 1997. Its continued growth was no accident. Hard work and good decision-making by its dedicated Midwestern work force has allowed Cincinnati companies to outpace their peers throughout the country. The diversification of our local companies adds to the stability and solidity that our region is known for. The Cincinnati Fund(R) is proud to be able to deliver the financial benefits of its midwestern portfolio to its shareholders.

         In his accompanying report, portfolio manager Patrick Rogers describes his stewardship of the Fund's portfolio of excellent companies -- both large and small. His focus on the values of "Main Street" brings you the fruits of "Wall Street."

         We are pleased to report that Cincinnati Fund shareholders as of December 31, 1996, gained a lot of company in 1997. The total number of shareholders increased in 1997 from less than 900 to over 2,500. As the Fund's shareholder base and assets increase, expenses will continue to fall - a benefit to all shareholders.

         Your management team looks forward to further growth in the Cincinnati business community in 1998. We are pleased to count you among our shareholders.

                                            Cordially,

                                            /s/ WALTER G. SALL
                                            ------------------
                                                Walter G. Sall
                                                Chairman



--------------------------------------------------------------------------------
                                                               CINCINNATI FUND 2

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1997-----------------


         We are pleased to report on another strong year of performance for the Cincinnati Fund(R). For the twelve months ended December 31, 1997, the Fund produced a total return of 28.98%. Since its inception on November 7, 1994, the Cincinnati Fund's annualized return was 26.10%.

         We are quite proud of achieving these results at risk levels which have proven to be lower than the overall market or than comparable stock funds. The conservative nature of Cincinnati has definitely made its mark on the Fund. According to Morningstar, the mutual fund industry's most recognized rating service, the Cincinnati Fund's beta is 0.63 compared to the S&P 500. This means the Fund has historically been 37% less risky than this particular index.

         This pattern of more consistent performance relative to major indexes was evident in reviewing the quarterly performance of the Cincinnati Fund during 1997:

------------------------------------------------------------------------------------------
                          1st Quarter      2nd Quarter     3rd Quarter      4th Quarter
------------------------------------------------------------------------------------------
Cincinnati Fund(R)           1.17%             9.50%            8.38%           7.43%
S&P 500                      2.68             17.46             7.49            2.87
Russell 2000                (5.17)            16.21            14.88           (3.35)
------------------------------------------------------------------------------------------


                            ------Top Holdings------


         No significant changes were made in the top ten holdings during the past year. Our philosophy is to follow a "buy and hold" strategy. When we started this fund, our major belief was that local stocks were excellent investments over a long period of time. As such, the Cincinnati Fund's portfolio turnover rate of 17% in 1997 is quite low for an equity fund.



--------------------------------------------------------------------------------
3 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1997-----------------


--------------------------------------------------------------------------------
                                Top Ten Holdings
                             As of December 31, 1997
--------------------------------------------------------------------------------
             Stocks                        As a Percentage of Net Assets
--------------------------------------------------------------------------------
Cincinnati Bell Inc.                                   4.96%
Cinergy Corp.                                          4.57%
The Procter & Gamble Company                           4.55%
The Kroger Co.                                         4.47%
Cincinnati Financial Corporation                       4.13%
Comair Holdings, Inc.                                  3.84%
Fifth Third Bancorp                                    3.40%
Federated Department Stores, Inc.                      3.39%
General Electric Company                               3.18%
Cincinnati Milacron Inc.                               3.10%
--------------------------------------------------------------------------------


                           ------Top Performers------

         Similar to previous years, the Fund's gains were broadly based across many industries. Of the fifty-three stocks held in the Fund for the entire year, forty-seven produced a positive rate of return. This is a continuation of not only the favorable environment for stocks, but also the excellent conditions of the midwest economy. The Fund's best percentage performers during 1997 among local stocks are shown on the next page.



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND  4

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1997-----------------

           ----------------------------------------------------------
                               Top Ten Performers
                      January 1, 1997 to December 31, 1997
           ----------------------------------------------------------
                    NS Group, Inc.                     283.3%
                    Cincinnati Financial Corporation   117.0%
                    Fifth Third Bancorp                 95.2%
                    Jacor Communications, Inc.          94.1%
                    Star Banc Corporation               87.4%
                    The Midland Company                 63.6%
                    The Kroger Co.                      58.1%
                    American Annuity Group, Inc.        55.8%
                    Comair Holdings, Inc.               50.8%
                    The Procter & Gamble Co.            48.3%
           ----------------------------------------------------------

         The financial stocks owned by the Fund continued to be outstanding performers during 1997. Cincinnati Financial Corporation, after a few years of unspectacular performance, more than doubled this past year. Much of the gain was attributable to recognition finally received for the outstanding management of this local insurer. The icing on the cake was the December 16 announcement by Standard and Poor's that Cincinnati Financial Corporation was being added to the S&P 500. The stock jumped 22% in the following two days!

         Another well-managed local finance concern in the S&P 500 made considerable news during the fourth quarter. Fifth Third Bancorp announced three sizeable acquisitions/ mergers in late 1997 and early 1998: Citfed Bancorp, a $3.3 billion banking corporation in Dayton; State Savings, a $2.8 billion privately held thrift in Columbus; and the Ohio Company, a full service broker, dealer, and underwriter also headquartered in Columbus. These sizeable transactions will not only increase Fifth Third's market share outside of Cincinnati, but also provide an excellent platform to market a growing array of financial products.



--------------------------------------------------------------------------------
5 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------Portfolio Manager's Report - December 31, 1997-----------------


         Lastly, Wall Street analysts are finally singing the praises of Comair Holdings, Inc. and the stock performance has followed. The strategic plan to move to an all-regional jet fleet has not only proven to be financially sound, but has led Comair to be viewed as a major regional airline instead of just a commuter. Clearly, Delta's commitment to our airport has provided Comair with the infrastructure to enjoy a growth rate that is the envy of the industry.


                         ------Looking into 1998------


         Will this terrific bull market and, consequently, the Cincinnati Fund performance continue? It's hard to believe it will at the pace enjoyed over the past three years. However, we remain confident in the Cincinnati Fund's ability to deliver excellent results relative to the overall market. Our economy remains strong, the interest rate environment is favorable, and executive management of local companies continues to impress. Finally, we continue to have great faith in the resource upon which all of Cincinnati area's past, present, and future success has depended -- its hardworking citizens.

         As always, all of us at Gateway thank you for your support -- we look forward to serving you in the years ahead.

                                                     /s/ J. PATRICK ROGERS, CFA
                                                     --------------------------
                                                         J. Patrick Rogers, CFA
                                                         Portfolio Manager



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND  6

                               CINCINNATI FUND(R)
--------------------Industry Weightings - December 31, 1997---------------------




                                   (Pie Chart)

                                 Energy - 1.23%
                               Technology - 8.16%
                                Finance - 23.18%
                          Industrial Cyclicals - 9.20%
                            Consumer Staples - 8.19%
                                Services - 15.17%
                            Consumer Durables - 5.28%
                                 Retail - 10.75%
                                 Health - 4.89%
                               Utilities - 12.43%



                          As a percentage of net assets



--------------------------------------------------------------------------------
7 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------------Portfolio of Investments - December 31, 1997------------------


       Shares                                Common Stocks                                         Value
       ------                                -------------                                         -----
                     CONSUMER DURABLES  5.28%
       11,100        Cintas Corporation                                                       $  433,594
        5,000        Ford Motor Company                                                          243,438
        4,100        General Motors Corporation                                                  248,691
                                                                                              ----------
                                                                                                 925,723
                                                                                              ----------
                     CONSUMER STAPLES  8.19%
       21,000        Chiquita Brands International                                               340,594
        3,300        Heinz (H. J.) Company                                                       167,888
        2,300        Sara Lee Corporation                                                        129,519
       10,000        The Procter & Gamble Company                                                798,125
                                                                                              ----------
                                                                                               1,436,126
                                                                                              ----------
                     ENERGY  1.23%
        4,000        Ashland, Inc.                                                               214,625
                                                                                              ----------

                     FINANCE  23.18%
        2,500        American Annuity Group, Inc.                                                 55,234
        8,800        American Financial Group, Inc.                                              355,300
        2,160        Banc One Corporation                                                        117,315
        5,143        Cincinnati Financial Corporation                                            723,234
       12,000        Duke Realty Investments, Inc.                                               290,625
        7,299        Fifth Third Bancorp                                                         596,237
          847        First Financial Bancorp                                                      41,503
        2,116        Huntington Bancshares Incorporated                                           76,044
       19,100        McDonald & Company Investments, Inc.                                        541,963
        4,500        Ohio Casualty Corporation                                                   203,063
          800        PNC Bank Corp.                                                               45,650
        7,925        Provident Financial Group, Inc.                                             386,839
        8,800        Star Banc Corporation                                                       504,625
        2,000        The Midland Company                                                         126,000
                                                                                              ----------
                                                                                               4,063,632
                                                                                              ----------
                     HEALTH  4.89%
        5,500        Duramed Pharmaceuticals, Inc. *                                              31,453
        5,100        Johnson & Johnson                                                           335,803
       29,522        Meridian Diagnostics, Inc.                                                  304,446
        6,000        Omnicare, Inc.                                                              185,250
                                                                                              ----------
                                                                                                 856,952
                                                                                              ----------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
                                                               CINCINNATI FUND 8

                               CINCINNATI FUND(R)
------------------Portfolio of Investments - December 31, 1997------------------


       Shares                                Common Stocks                                         Value
       ------                                -------------                                         -----
                     INDUSTRIAL CYCLICALS  9.20%
       14,000        AK Steel Holding Corporation                                             $  247,188
        7,700        Chemed Corporation                                                          320,031
       21,000        Cincinnati Milacron Inc.                                                    543,375
       20,000        LSI Industries Inc.                                                         357,500
        4,300        Multi-Color Corporation *                                                    28,488
        6,000        NS Group, Inc. *                                                            103,125
        1,500        Zaring National Corp. *                                                      13,125
                                                                                              ----------
                                                                                               1,612,832
                                                                                              ----------
                     RETAIL  10.75%
       13,800        Federated Department Stores, Inc. *                                         593,831
        5,500        Mercantile Stores Company, Inc.                                             334,297
        1,000        Nine West Group Inc. *                                                       25,938
       21,200        The Kroger Co. *                                                            783,075
        3,400        Winn-Dixie Stores, Inc.                                                     147,794
                                                                                              ----------
                                                                                               1,884,935
                                                                                              ----------
                     SERVICES  15.17%
       10,000        Ciao Cucina Corp. *                                                          11,250
       27,788        Comair Holdings, Inc.                                                       673,847
        3,800        Delta Air Lines, Inc.                                                       452,319
        9,390        Frisch's Restaurants, Inc.                                                  125,298
        2,400        Gannett Co., Inc.                                                           148,200
       11,300        Gibson Greetings, Inc. *                                                    248,600
        2,000        Harte-Hanks Communications Inc.                                              74,250
        6,500        Jacor Communications, Inc. *                                                345,719
        3,000        Loewen Group Inc.                                                            77,063
        4,100        Skyline Chili, Inc.                                                          26,650
        9,800        The E.W. Scripps Company                                                    475,300
                                                                                              ----------
                                                                                               2,658,496
                                                                                              ----------
                     TECHNOLOGY  8.16%
        7,600        General Electric Company                                                    557,650
        4,000        Interlott Technologies Inc. *                                                32,500
        5,000        LanVision Systems Inc. *                                                     23,125
       20,000        Medplus Inc. *                                                              150,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
9 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------------Portfolio of Investments - December 31, 1997------------------


       Shares                                Common Stocks                                         Value
       ------                                -------------                                         -----
                     TECHNOLOGY - Continued
       17,925        Pomeroy Computer Resources, Inc. *                                      $   315,928
       15,500        Structural Dynamics Research Corporation *                                  350,711
                                                                                             -----------
                                                                                               1,429,914
                                                                                             -----------
                     UTILITIES  12.43%
        8,300        AT&T                                                                        508,375
       28,000        Cincinnati Bell Inc.                                                        868,875
       20,900        Cinergy Corp.                                                               800,732
                                                                                             -----------
                                                                                               2,177,982
                                                                                             -----------
                     TOTAL COMMON STOCKS 98.48%                                               17,261,217
                     (Cost $12,118,157)

                     REPURCHASE AGREEMENT 2.31%
                     5.5% repurchase agreement dated December 31, 1997
                     with Star Bank, N.A., due January 2, 1998
                     (repurchase proceeds $404,123) collateralized
                     by 7.0% GNMA Pool #8359, maturity
                     January 20, 2024 with face value $430,000
                     and market value $439,541                                                   404,000
                                                                                             -----------

                     TOTAL INVESTMENTS AND REPURCHASE AGREEMENT 100.79%                       17,665,217

                     OTHER ASSETS AND LIABILITIES, NET (0.79%)                                  (137,951)
                                                                                             -----------

                     NET ASSETS 100.00%                                                      $17,527,266
                                                                                             ===========

                     * Denotes a non-income producing security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 10

                               CINCINNATI FUND(R)
------------Statement of Assets and Liabilities - December 31, 1997-------------


ASSETS:
Common stocks, at value (original cost $12,118,157)                                          $17,261,217
Repurchase agreement                                                                             404,000
Cash                                                                                              49,962
Dividend and interest receivable                                                                  15,952
Receivable for investments sold                                                                   12,811
Other assets                                                                                       3,826
                                                                                             -----------
                                                                                              17,747,768
                                                                                             -----------

LIABILITIES:
Dividends payable to shareholders                                                                202,901
Payable for fund shares redeemed                                                                   7,458
Other accrued expenses and liabilities                                                            10,143
                                                                                             -----------
                                                                                                 220,502
                                                                                             -----------

NET ASSETS                                                                                   $17,527,266
                                                                                             ===========
NET ASSETS CONSIST OF:
Paid-in capital applicable to 923,329 shares outstanding
   (unlimited number of shares authorized, no par value)                                     $12,374,200
Undistributed net investment income                                                                1,129
Accumulated realized gain, net                                                                     8,877
Unrealized appreciation, net                                                                   5,143,060
                                                                                             -----------
                                                                                             $17,527,266
                                                                                             ===========

NET ASSET VALUE, OFFERING, AND REDEMPTION
   PRICE PER SHARE                                                                                $18.98
                                                                                                  ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
11 CINCINNATI FUND

                               CINCINNATI FUND(R)
----------------------------Statement of Operations-----------------------------
                      For the Year Ended December 31, 1997


INVESTMENT INCOME:
Dividend income                                                                            $   187,292
Interest income                                                                                 99,653
                                                                                           -----------
                                                                                               286,945
                                                                                           -----------

EXPENSES:
Transfer agent and accounting fees                                                              78,957
Investment advisory and management fees                                                         65,378
Reports to shareholders                                                                         35,561
Professional fees                                                                               15,905
Custodian fees                                                                                   9,200
Trustees' fees                                                                                   8,896
Registration fees                                                                                3,309
Other expenses                                                                                   5,784
                                                                                           -----------
                                                                                               222,990

Fees waived voluntarily                                                                         (1,281)
                                                                                           -----------

                                                                                               221,709
                                                                                           -----------

NET INVESTMENT INCOME                                                                           65,236
                                                                                           -----------

REALIZED AND UNREALIZED GAIN  ON INVESTMENTS:
Net realized gains                                                                             729,143
Increase in unrealized appreciation of investments                                           2,718,060
                                                                                           -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                              3,447,203
                                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $ 3,512,439
                                                                                           ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 12

                               CINCINNATI FUND(R)
-----------------------Statements of Changes in Net Assets----------------------


                                                                          Year Ended December 31,
                                                                           1997              1996
                                                                        ------------      ------------
FROM OPERATIONS:
Net investment income                                                   $    65,236        $    9,468
Net realized gain on investments                                            729,143           186,554
Increase in unrealized appreciation of investments                        2,718,060         1,172,645
                                                                        -----------        ----------
Net increase in net assets resulting from operations                      3,512,439         1,368,667
                                                                        -----------        ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                  (64,107)           (9,468)
From net realized gain on investments                                      (722,095)         (186,592)
                                                                        -----------        ----------
Decrease in net assets from dividends and distributions                    (786,202)         (196,060)
                                                                        -----------        ----------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                 6,204,650         2,588,482
Net asset value of shares issued in reinvestment
   of dividends and distributions                                           582,605           119,474
Payments for shares redeemed                                               (970,114)         (773,533)
                                                                        -----------        ----------
Net increase in net assets from fund shares transactions                  5,817,141         1,934,423
                                                                        -----------        ----------

NET INCREASE IN NET ASSETS                                                8,543,378         3,107,030

NET ASSETS:
Beginning of year                                                         8,983,888         5,876,858
                                                                        -----------        ----------
End of year, including undistributed net investment
   income of $1,129 and $0, respectively                                $17,527,266        $8,983,888
                                                                        ===========        ==========

FUND SHARE TRANSACTIONS:
Shares sold                                                                 365,881           181,494
Shares issued in reinvestment of dividends and distributions                 30,743             7,758
Less shares redeemed                                                        (56,771)          (53,864)
                                                                        -----------        ----------

NET INCREASE IN SHARES OUTSTANDING                                          339,853           135,388
                                                                        ===========        ==========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
13 CINCINNATI FUND

                               CINCINNATI FUND(R)
------------------------------Financial Highlights-----------------------------
          Per share data for a share outstanding throughout each period


                                                                                   For the Period From
                                                   Year Ended December 31,         November 7, 1994 to
                                                1997        1996      1995 (4)      December 31, 1994
                                                ----        ----      --------      -----------------

Net asset value, beginning of period           $15.40       $13.12      $ 9.91            $10.00
                                               ------       -------     ------            ------

Net investment income                            0.07         0.02        0.04              0.03
Net gains (losses) on securities                 4.39         2.60        3.46             (0.12)
                                               ------       -------     ------            ------

  Total from investment operations               4.46         2.62        3.50             (0.09)
                                               ------       -------     ------            ------

Dividends from net investment income            (0.07)       (0.02)      (0.07)               --
Distributions from capital gains                (0.81)       (0.32)      (0.22)               --
                                               ------       ------      ------            ------

  Total distributions                           (0.88)       (0.34)      (0.29)               --
                                               ------       ------      ------            ------

Net asset value, end of period                 $18.98       $15.40      $13.12            $ 9.91
                                               ======       ======      ======            ======

TOTAL RETURN                                    28.98%       19.98%      35.31%            (0.90%)(2)

Net assets, end of period (thousands)         $17,527       $8,984      $5,877            $3,225

Ratio of net expenses to average
net assets (1)                                   1.69%        2.00%       1.98%             1.96%

Ratio of net investment income to average        0.50%        0.13%       0.46%             2.24%
  net assets (1)

Portfolio turnover rate                           17%           10%          9%                0%(2)

Average commission per share                 $0.0393       $0.0389          --(3)              --(3)

(1) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.01% in 1997, 0.02% in 1995, and 0.04% in 1994 had the
     Adviser not voluntarily waived fees or reimbursed expenses. Ratios are annualized in periods less than one year.

(2)  Not annualized.

(3) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

(4) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the Fund.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 14

                               CINCINNATI FUND(R)
---------------Notes to Financial Statements - December 31, 1997----------------


  1.  SIGNIFICANT ACCOUNTING POLICIES
  The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of the Cincinnati Fund (the Fund) are included in this report. The investment objective of the Cincinnati Fund is to achieve capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area. The financial statements of Gateway Index Plus Fund, Gateway Mid Cap Index Fund, and Gateway Small Cap Index Fund are included in separate reports. The Trust is registered under the Investment Company Act of 1940.

  The following is a summary of the Fund's significant accounting policies.

  INVESTMENTS VALUATION -- The Fund normally values common stocks at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

  INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Investment transactions are re-corded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies approved by the board of trustees.

  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid to shareholders annually.

  FEDERAL INCOME TAXES -- The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes.

  At December 31, 1997, gross unrealized appreciation of common stocks totaled $5,255,298 and gross unrealized depreciation totaled $112,238, based on the cost of investments.

  REPURCHASE AGREEMENTS -- The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).



--------------------------------------------------------------------------------
15 CINCINNATI FUND

                               CINCINNATI FUND(R)
---------------Notes to Financial Statements - December 31, 1997----------------


  ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  2.  TRANSACTIONS WITH AFFILIATES
  The Fund pays the Adviser a monthly investment advisory and management fee computed at an annual rate of 0.50% of its average daily net assets.

  If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions, and expenses of an extraordinary nature) exceed 2.00% of average daily net assets, the advisory contract requires the Adviser to reduce its fee as necessary to limit the Fund's expenses to this level. For the year ended December 31, 1997, the Adviser voluntarily waived management fees of $1,281.

  The Adviser maintains the Fund's accounting records for a monthly fee of $4,000. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Fund reimburses the Adviser for the cost to provide these services subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

  Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

  At December 31, 1997, the Adviser held in a fiduciary capacity 8% of the outstanding shares of the Fund.

  3.  SECURITIES TRANSACTIONS
  For the year ended December 31, 1997, purchases of investment securities (excluding short-term investments) totaled $7,430,151, and proceeds from sales totaled $1,849,714.



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 16

                               CINCINNATI FUND(R)
--------------------Report of Independent Public Accountants--------------------


To the Shareholders and Board of Trustees of the Cincinnati Fund(R) of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Cincinnati Fund (one of the funds constituting THE GATEWAY TRUST) (an Ohio business trust) as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cincinnati Fund of The Gateway Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                             Arthur Andersen LLP
January 20, 1998



--------------------------------------------------------------------------------
17 CINCINNATI FUND

                               CINCINNATI FUND(R)
-----------------------Professional Services and Trustees-----------------------



                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                                 R. S. Harrison
                                 Walter G. Sall
                              William H. Schneebeck



--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 18

      =========================== AFFORDABILITY ==========================

                        $1,000 Minimum Initial Investment

                       $500 Minimum Initial IRA Investment

                       $100 Minimum Additional Investment

                            No Annual Account Charges

                               No-Fee IRA Accounts



      ============================ CONVENIENCE ===========================

                 Free Telephone Exchanges Between Gateway Funds

                          Automatic Investment Program

                          Systematic Withdrawal Program

                              Telephone Redemptions



      ============================ FLEXIBILITY ===========================

      The Cincinnati Fund(R) is available for numerous investment options:

                                   Individuals

                                      IRAs

                                     Trusts

                                  Pension Plans

                                 Gifts to Minors